Advanced Series Trust
Semi-Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Pacificorp

2.   Date of Purchase:  1/3/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $429,622

5.   Price Per Unit:  $99.91

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Wells Fargo Advisors

7. Other Members of the Underwriting Syndicate: JP Morgan Securities LLC; Mitsubishi UJF Securities (USA) Inc; RBS Securities Inc; Wells Fargo Securities LLC; Citigroup Global Markets Inc; Credit Suisse Securities (USA) LLC; Merrill Lynch, Pierce, Fenner & Smith Inc; Scotia Capital (USA) Inc; SunTrust Robinson Humphrey, Inc; U.S. Bancorp, Inc




Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   General Electric Capital Corp.

2.   Date of Purchase:  1/4/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $1,338,606

5.   Price Per Unit:  $99.90

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Citigroup Global Markets

7. Other Members of the Underwriting Syndicate: Barclays Capital Inc; Citigroup Global Markets Inc; Goldman, Sachs & Co; JP Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Inc; Morgan Stanley & Co; Blaylock Robert Van LLC; CastleOak Securities L.P.; Lebenthal & Co LLC; Samuel A. Ramirez & Co, Inc; The Williams Capital Group, L.P.



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve)

1.   Name of Issuer:   Amerigas Finance LLC

2.   Date of Purchase:  1/5/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $553,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Credit Suisse Securities

7. Other Members of the Underwriting Syndicate:  Credit Suisse
Securities (USA) LLC; JP Morgan Securities LLC; Citigroup
Global Markets Inc; Wells Fargo Securities, LLC; RBS
Securities, Inc; PNC Capital Markets LLC; BB&T Capital
Markets; TD Securities (USA) LLC; Santander Investment
Securities Inc.




Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve)

1.   Name of Issuer:   Amerigas Finance LLC

2.   Date of Purchase:  1/5/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $706,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Credit Suisse Securities

7. Other Members of the Underwriting Syndicate:  Credit Suisse
Securities (USA) LLC; JP Morgan Securities LLC; Citigroup
Global Markets Inc; Wells Fargo Securities, LLC; RBS
Securities, Inc; PNC Capital Markets LLC; BB&T Capital
Markets; TD Securities (USA) LLC; Santander Investment
Securities Inc.



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Bank of Nova Scotia

2.   Date of Purchase:  1/5/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $1,399,958

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Barclays Capital Inc

7. Other Members of the Underwriting Syndicate: Barclays Capital Inc; Merrill Lynch, Pierce, Fenner & Smith Inc; Scotia Capital (USA) Inc; Citigroup Global Markets Inc; Deutsche Bank Securities Inc; Goldman Sachs & Co; Morgan Stanley & Co LLC; UBS Securities LLC; JP Morgan Securities LLC; Stanford Chartered Bank; Wells Fargo Securities, LLC




Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve)

1.   Name of Issuer:   Energy Transfer Partners

2.   Date of Purchase:  1/9/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $226,451

5.   Price Per Unit:  $99.76

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: UBS Securities LLC

7. Other Members of the Underwriting Syndicate: JP Morgan Securities LLC; UBS Securities LLC; Credit Suisse Securities
(USA) LLC; Wells Fargo Securities, LLC; Merrill Lynch, Pierce, Fenner & Smith Inc; BNP Paribas Securities Corp; RBS Securities Inc; Mitsubishi UFJ Securities (USA) Inc; SunTrust Robinson Humphrey, Inc; DnB NOR Capital Markets; U.S. Bancorp Investments, Inc; PNC Capital Markets LLC



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Energy Transfer Partners

2.   Date of Purchase:  1/9/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $562,977

5.   Price Per Unit:  $99.65

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: UBS Securities LLC

7. Other Members of the Underwriting Syndicate: JP Morgan Securities LLC; UBS Securities LLC; Credit Suisse Securities
(USA) LLC; Wells Fargo Securities, LLC; Merrill Lynch, Pierce, Fenner & Smith Inc; BNP Paribas Securities Corp; RBS Securities Inc; Mitsubishi UFJ Securities (USA) Inc; SunTrust Robinson Humphrey, Inc; DnB NOR Capital Markets; U.S. Bancorp Investments, Inc; PNC Capital Markets LLC



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Hutch Whampoa Intl

2.   Date of Purchase:  1/10/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $432,908

5.   Price Per Unit:  $99.52

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: HBSC Securities

7. Other Members of the Underwriting Syndicate:  Goldman Sachs
& Co; HBSC Securities; JP Morgan Securities



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST BlackRock Global Strategies Portfolio

1.   Name of Issuer:   Macys Retail Holdings Inc

2.   Date of Purchase:  1/10/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $200,000

5.   Price Per Unit:  $99.19

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Credit Suisse Securities (USA) LLC

7. Other Members of the Underwriting Syndicate: Credit Suisse Securities (USA) LLC; JP Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Inc; Goldman, Sachs & Co; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC; Fifth Third Securities, Inc.; PNC Capital Markets LLC; BNY Mellon Capital Markets, LLC; Citigroup Global Markets Inc.; Standard Charter Bank; Loop Capital Markets LLC; Samuel A. Ramirez & Company, Inc.; The Williams Capital Group, L.P



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Macys Retail Holdings

2.   Date of Purchase:  1/10/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $655,639

5.   Price Per Unit:  $99.19

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Credit Suisse Securities

7. Other Members of the Underwriting Syndicate: Credit Suisse Securities (USA) LLC; JP Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Inc; Goldman, Sachs & Co; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC; Fifth Third Securities, Inc.; PNC Capital Markets LLC; BNY Mellon Capital Markets, LLC; Citigroup Global Markets Inc.; Standard Charter Bank; Loop Capital Markets LLC; Samuel A. Ramirez & Company, Inc.; The Williams Capital Group, L.P



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Global Strategies Portfolio

1.   Name of Issuer:   Macys Retail Holdings

2.   Date of Purchase:  1/10/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $20,986

5.   Price Per Unit:  $99.85

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Credit Suisse Securities

7. Other Members of the Underwriting Syndicate: Credit Suisse Securities (USA) LLC; JP Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Inc; Goldman, Sachs & Co; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC; Fifth Third Securities, Inc.; PNC Capital Markets LLC; BNY Mellon Capital Markets, LLC; Citigroup Global Markets Inc.; Standard Charter Bank; Loop Capital Markets LLC; Samuel A. Ramirez & Company, Inc.; The Williams Capital Group, L.P



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST BlackRock Global Strategies Portfolio

1.   Name of Issuer:   The Valspar Corporation

2.   Date of Purchase:  1/10/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $50,000

5.   Price Per Unit:  $99.85

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Deutsche Bank Securities Inc.

7. Other Members of the Underwriting Syndicate: Deutsche Bank Securities Inc.; Mitsubishi UFJ Securities (USA) Inc.; U.S. Bancorp Investments, Inc.; Goldman, Sachs & Co.; Merrill Lynch, Pierce, Fenner & Smith Inc; Wells Fargo Securities, LLC; ANZ Securities, Inc.; PNC Capital Markets LLC; ING Financial Markets LLC; Lloyds Securities Inc.; Comerica Securities, Inc.; HSBC Securities (USA) Inc.



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve)

1.   Name of Issuer:   CCO Holdings

2.   Date of Purchase:  1/11/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $158,205

5.   Price Per Unit:  $99.50

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Credit Suisse Securities

7. Other Members of the Underwriting Syndicate: Credit Suisse Securities (USA) LLC; Merrill Lynch, Pierce, Fenner & Smith Inc; Citigroup Global Markets Inc; Deutsche Bank Securities Inc; UBS Securities LLC; JP Morgan Securities LLC; U.S. Bancorp Investments, Inc.; RBC Capital Markets LLC; Barclays Capital Inc; Goldman, Sachs & Co; Morgan Joseph TriArtisan LLC; SunTrust Robinson Humphrey Inc.; Credit Agricole Securities (USA) Inc.



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Portfolio

1.   Name of Issuer:   Massachusetts Mutual Life Insurance
Company

2.   Date of Purchase:  1/11/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $65,780

5.   Price Per Unit:  $99.67

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Morgan Stanley and Company

7. Other Members of the Underwriting Syndicate:  Jeffries &
Co; Morgan Stanley



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve)

1.   Name of Issuer:   MGM Resorts Intl

2.   Date of Purchase:  1/11/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $660,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Barclays Capital Inc

7. Other Members of the Underwriting Syndicate: Bank of America Merrill Lynch; Barclays Bank PLC; Citigroup Global Markets Inc; Deutsche Bank Securities Inc; Wells Fargo Securities LLC; BNP Paribas; Commerz Markets LLC; JP Morgan Securities; Morgan Stanley; RBS Securities Banking Corp; UBS Securities LLC



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve)

1.   Name of Issuer:   Fresenius Med Care II

2.   Date of Purchase:  1/17/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $149,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Merrill Lynch Pierce

7. Other Members of the Underwriting Syndicate: Bank of America Merrill Lynch; Barclays Bank PLC; Deutsche Bank Securities Inc; JP Morgan; Scotia Capital Inc; Wells Fargo Securities LLC; BNP Paribas Securities Corp; BNY Mellon Capital Markets LLC; Commerz Markets LLC; DNB Markets; HSBC Securities; Mizuho Securities (USA) Inc; Morgan Stanley; RBS Securities Corp; Santander Investment Securities Inc; SunTrust Robinson Humphrey





Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve)

1.   Name of Issuer:   Fresenius Med Care II

2.   Date of Purchase:  1/17/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $126,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Merrill Lynch Pierce

7. Other Members of the Underwriting Syndicate: Bank of America Merrill Lynch; Barclays Bank PLC; Deutsche Bank Securities Inc; JP Morgan; Scotia Capital Inc; Wells Fargo Securities LLC; BNP Paribas Securities Corp; BNY Mellon Capital Markets LLC; Commerz Markets LLC; DNB Markets; HSBC Securities; Mizuho Securities (USA) Inc; Morgan Stanley; RBS Securities Corp; Santander Investment Securities Inc; SunTrust Robinson Humphrey




Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve)

1.   Name of Issuer:   Clearwire Comm/Finance

2.   Date of Purchase:  1/24/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $228,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Merrill Lynch Pierce

7. Other Members of the Underwriting Syndicate:  Jeffries &
Co; JP Morgan Securities; Merrill Lynch Pierce Fenner & Smith




Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve)

1.   Name of Issuer:   Guidewire

2.   Date of Purchase:  1/25/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $74,100

5.   Price Per Unit:  $13.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Deutsche Bank Securities

7. Other Members of the Underwriting Syndicate:  JP Morgan
Securities LLC; Deutsche Bank Securities Inc.; Citigroup
Global Markets, Inc.; Stifel, Nicolaus & Company, Inc; Pacific
Crest Securities, LLC




Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve)

1.   Name of Issuer:   JBS USA LLC

2.   Date of Purchase:  1/25/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $209,952

5.   Price Per Unit:  $98.57

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Wells Fargo Advisors

7. Other Members of the Underwriting Syndicate:  BB
Securities; Bradesco BBI SA; JP Morgan; Rabobank Nederland US;
Santander Central Hispano; Wells Fargo & Co




Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve)

1.   Name of Issuer:   Realogy Corp

2.   Date of Purchase:  1/25/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $540,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Barclays Capital Inc

7. Other Members of the Underwriting Syndicate:  Barclays
Capital; Credit Suisse; Goldman Sachs & Co; JP Morgan
Securities; Apollo Global Management LLC; Credit Agricole Corp and Inv Bank; Scotial Capital Inc




Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve)

1.   Name of Issuer:   Lamar Media Corporation

2.   Date of Purchase:  1/26/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $200,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Wells Fargo Advisors

7. Other Members of the Underwriting Syndicate:  JP Morgan
Securities; Wells Fargo Securities LLC; Allen & Co; Bank of
America Merrill Lynch; RBS Securities Inc; Scotia Capital Inc;
SunTrust Robinson Humphrey



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve)

1.   Name of Issuer:   Targa Resources Partners

2.   Date of Purchase:  1/26/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $250,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Deutsch Bank Securities

7. Other Members of the Underwriting Syndicate: Bank of America Merrill Lynch; Barclays Capital; Citigroup Global Markets Inc; Deutsche Bank Securities Inc; RBS Securities Corp; JP Morgan; Morgan Stanley; RBC Capital Markets; Wells Fargo & Co; Banco Bilbao Vizcaya Argentaria; Comerica Securities; ING Bank NV; Natixis Securities North America; US Bancorp





Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve); AST JP Morgan Strategic Opportunities Portfolio

1.   Name of Issuer:   CEVA Group Plc

2.   Date of Purchase:  1/27/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $509,202

5.   Price Per Unit:  $98.87

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Credit Suisse (USA) Inc.

7. Other Members of the Underwriting Syndicate:  Credit
Suisse; Deutsch Bank Securities Inc; Goldman Sachs & Co; JP
Morgan; Morgan Stanley; UBS Securities LLC; Apollo Global
Management LLC





Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve)

1.   Name of Issuer:   Chester Downs & Marina

2.   Date of Purchase:  1/27/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $310,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Citigroup Global Markets

7. Other Members of the Underwriting Syndicate:  Bank of
America Merrill Lynch; Citigroup Global Markets Inc; Credit
Suisse; JP Morgan



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST BlackRock Global Strategies Portfolio

1.   Name of Issuer:   Post Holdings Inc

2.   Date of Purchase:  1/27/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $160,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Barclays Capital Inc.

7. Other Members of the Underwriting Syndicate:  Barclays
Capital Inc; J.P. Morgan Securities LLC; Wells Fargo
Securities, LLC; Credit Suisse Securities (USA) LLC; PNC
Capital Markets LLC; SunTrust Robinson Humphrey, Inc




Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   ABN Amro Bank NV

2.   Date of Purchase:  1/30/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $1,388,638

5.   Price Per Unit:  $99.90

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Morgan Stanley and Co

7. Other Members of the Underwriting Syndicate:  Barclays; BNP
Paribas; JP Morgan; Morgan Stanley; UBS Securities LLC



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve)

1.   Name of Issuer:   Mediacom LLC and Mediacom Capital
Corporation

2.   Date of Purchase:  1/31/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $480,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Merrill Lynch

7. Other Members of the Underwriting Syndicate: Deutsche Bank Securities Inc; JP Morgan; Merrill Lynch Pierce Fenner & Smith; SunTrust Robinson Humphrey; Wells Fargo Securities LLC; Citigroup Global Markets Inc; RBC Dominion Securities; Natixis



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST BlackRock Global Strategies Portfolio

1.   Name of Issuer:   Toll Brothers Finance Corp

2.   Date of Purchase:  1/31/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $170,000

5.   Price Per Unit:  $99.99

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Citigroup Global Markets Inc.

7. Other Members of the Underwriting Syndicate:  Citigroup
Global Markets Inc.; RBS Securities Inc.; Deutsche Bank
Securities Inc.; SunTrust Robinson Humphrey, Inc.; PNC Capital
Markets LLC; Capital One Southcoast, Inc.; SMBC Nikko Capital
Markets Limited; BMO Capital Markets Corp.; Comerica
Securities, Inc.; U.S. Bancorp Investments, Inc.



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST High Yield Portfolio

1.   Name of Issuer:   UPCB Finance VI

2.   Date of Purchase:  1/31/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $150,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Citigroup Global Markets Inc.

7. Other Members of the Underwriting Syndicate:  BNP Paribas;
Citigroup Global Markets Inc.; Credit Agricole Securities USA
Inc; Deutsche Bank Securities Inc; JP Morgan; Morgan Stanley;
RBS Securities Corp; UBS





Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST J.P. Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Ventas Realty, Limited Partnerships and
Ventas Capital Corporation

2.   Date of Purchase:  2/1/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $461,345

5.   Price Per Unit:  $99.21

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: BofA Merrill Lynch

7. Other Members of the Underwriting Syndicate: Merrill Lynch, Pierce, Fenner & Smith Inc; Barclays Capital Inc; Goldman Sachs & Co; JP Morgan Securities LLC; Credit Agricole Securities (USA) Inc; UBS Securities LLC; KeyBanc Capital Markets Inc; RBC Capital Markets LLC; TD Securities (USA) LLC; Wells Fargo Securities LLC





Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST J.P. Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Ventas CIT Group Inc

2.   Date of Purchase:  2/2/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $435,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Merrill Lynch

7. Other Members of the Underwriting Syndicate: Barclays Capital Inc; Goldman Sachs & Co; JP Morgan Securities; Merrill Lynch, Pierce, Fenner & Smith; Credit Agricole Securities USA Inc; Credit Suisse USA LLC; Deutsche Bank Securities Inc; Morgan Stanley & Co Inc; UBS Securities LLC



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve)

1.   Name of Issuer:   Copano Energy, L.L.C

2.   Date of Purchase:  2/2/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $736,200

5.   Price Per Unit:  $102.25

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Wells Fargo Advisors LLC

7. Other Members of the Underwriting Syndicate:  Wells Fargo
Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Inc;
Citigroup Global Markets Inc; JP Morgan Securities LLC; RBC
Capital Markets



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve)

1.   Name of Issuer:   JMC Steel Group Inc

2.   Date of Purchase:  2/15/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $129,063

5.   Price Per Unit:  $103.25

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Jeffries & Company Inc

7. Other Members of the Underwriting Syndicate:  Jeffries &
Co; JP Morgan



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve)

1.   Name of Issuer:   Limited Brands Inc

2.   Date of Purchase:  2/2/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $600,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: BofA Merrill Lynch

7. Other Members of the Underwriting Syndicate: Bank of America Merrill Lynch; Citigroup Global Markets Inc; JP Morgan; HSBC Securities; Wells Fargo & Co; KeyBanc Capital Markets; Mitsubishi UFJ Securities USA Inc; Mizuho Securities USA Inc; RBS Securities Corp; US Bancorp Investments Inc; Williams Capitol Group LP



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST J.P. Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Petrobras International Finance Company

2.   Date of Purchase:  2/1/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $125,017

5.   Price Per Unit:  $104.18

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Morgan Stanley & Co LLC

7. Other Members of the Underwriting Syndicate:  BB Securities
Ltd; Citigroup Global Markets Inc; Itau BBA USA Securities,
Inc; JP Morgan Securities LLC; Morgan Stanley & Co LLC;
Santander Investment Securities Inc; Banco Votorantim Nassau
Branch; Mitsubishi UFJ Securities (US) Inc



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve)

1.   Name of Issuer:   Schaeffler Finance BV

2.   Date of Purchase:  2/2/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $200,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Deutsche Bank Securities

7. Other Members of the Underwriting Syndicate:  BNP
Paribas/London; Commerzbank AG; Deutsche Bank AG London; HSBC
Bank PLC; JP Morgan Securities Ltd/London; Landesbank Baden-
Wuerttemberg; Royal Bank of Scotland; UniCredit Group



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve)

1.   Name of Issuer:   Samson Investment Company

2.   Date of Purchase:  2/3/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $1,200,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: BofA Merrill Lynch

7. Other Members of the Underwriting Syndicate: Wells Fargo Securities LLC; BBVA Securities Inc; Capital One Southcoast Inc; Comerica Securities; KKR Capital Markets LLC; Mitsubishi UFJ Securities USA Inc; SMBC Nikko Capital Markets Ltd; TD Securities; UBS Securities LLC



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve)

1.   Name of Issuer:   Digicel Limited

2.   Date of Purchase:  2/7/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $214,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Citigroup Global Markets

7. Other Members of the Underwriting Syndicate:  Barclays
Capital; Citigroup Global Markets Inc; Credit Suisse; Deutsche
Bank Securities; JP Morgan



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve)

1.   Name of Issuer:   HCA Inc

2.   Date of Purchase:  2/7/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $2,000,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: HBSC Securities

7. Other Members of the Underwriting Syndicate: Goldman Sachs & Co; Barclays Capital Inc; Citigroup Global Markets Inc; JP Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Inc; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc; Morgan Stanley & Co Inc; Wells Fargo Securities LLC; Credit Agricole Securities (USA) Inc; RBC Capital Markets LLC; SunTrust Robinson Humphrey Inc




Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST J.P. Morgan Strategic Opportunities
Porfolio

1.   Name of Issuer:   Aflac Inc

2.   Date of Purchase:  2/8/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $194,649

5.   Price Per Unit:  $99.82

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Goldman Sachs and Company

7. Other Members of the Underwriting Syndicate:  Goldman Sachs
& Co; JP Morgan Securities LLC; Morgan Stanley & Co LLC



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST J.P. Morgan Strategic Opportunities
Porfolio

1.   Name of Issuer:   HSBC USA Inc

2.   Date of Purchase:  2/8/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $923,030

5.   Price Per Unit:  $99.79

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: HSBC Securities

7. Other Members of the Underwriting Syndicate: BNY Mellon Capital Markets LLC; BMO Capital Markets Corp; CIBC World Markets Corp; Citigroup Global Markets Inc; Comerica Securities Inc; Fifth Third Securities Inc; Goldman Sachs & Co; JP Morgan Securities LLC; Morgan Stanley & Co International Plc; RBC Capital Markets, LLC; Scotia Capital
(USA) Inc.; US Bancorp Investments Inc; Wells Fargo Securities
LLC





Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve)

1.   Name of Issuer:   Claire's Escrow II Corp

2.   Date of Purchase:  2/13/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $1,400,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Goldman Sachs and Company

7. Other Members of the Underwriting Syndicate:  Credit
Suisse; Goldman Sachs & Co; JP Morgan; Apollo Global
Management LLC; Morgan Joseph Triartisan LLC





Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST J.P. Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   American Honda Finance Corporation

2.   Date of Purchase:  2/21/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $764,595

5.   Price Per Unit:  $99.95

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: RBS Securities Inc.

7. Other Members of the Underwriting Syndicate:  Barclays
Capital; JP Morgan; RBS Securities Corp





Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST J.P. Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   BHP Billiton Finance (USA) Limited

2.   Date of Purchase:  2/21/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $68,812

5.   Price Per Unit:  $98.73

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Barclays Capital Inc

7. Other Members of the Underwriting Syndicate: Barclays Capital; BNP Paribas; JP Morgan; RBS Securities Corp; UBS Securities LLC; Australia & New Zealand Banking; Banco Santander (US); BBVA Securities Inc; Canadian Imperial Bank of Commerce; ING Capital LLC; Intesa Sanpaolo/NY; Lloyds Bank PLC/United States; National Australia Bank Ltd; Scotia Capital Inc; Sumitomo Mitsui Banking Corp/New York; TD Bank NA; UniCredit Bank AG/New York NY UniCredit Capital Market LLC



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST J.P. Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   BHP Billiton Finance (USA) Limited

2.   Date of Purchase:  2/21/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $98,258

5.   Price Per Unit:  $98.26

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Barclays Capital Inc

7. Other Members of the Underwriting Syndicate: Barclays Capital; BNP Paribas; JP Morgan; RBS Securities Corp; UBS Securities LLC; Australia & New Zealand Banking; Banco Santander (US); BBVA Securities Inc; Canadian Imperial Bank of Commerce; ING Capital LLC; Intesa Sanpaolo/NY; Lloyds Bank PLC/United States; National Australia Bank Ltd; Scotia Capital Inc; Sumitomo Mitsui Banking Corp/New York; TD Bank NA; UniCredit Bank AG/New York NY




Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST BlackRock Global Strategies Portfolio

1.   Name of Issuer:   BALL CORP

2.   Date of Purchase:  2/24/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $220,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Merrill Lynch, Pierce, Fenner & Smith Inc.

7. Other Members of the Underwriting Syndicate: Merrill Lynch, Pierce, Fenner & Smith Inc.; Goldman Sachs & Co.; J.P. Morgan Securities LLC; Deutsche Bank Securities Inc.; Barclays Capital Inc.; Wells Fargo Securities, LLC; RBS Securities Inc.; KeyBanc Capital Markets Inc.; BNP Paribas Securities Corp.; U.S. Bancorp Investments, Inc.; Rabo Securities USA, Inc.; PNC Capital Markets Limited; ANZ Securities, Inc.; UniCredit Capital Markets LLC




Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve)

1.   Name of Issuer:   Ball Corporation

2.   Date of Purchase:  2/24/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $450,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: BofA Merrill Lynch

7. Other Members of the Underwriting Syndicate: Merrill Lynch, Pierce, Fenner & Smith Inc.; Goldman Sachs & Co.; J.P. Morgan Securities LLC; Deutsche Bank Securities Inc.; Barclays Capital Inc.; Wells Fargo Securities, LLC; RBS Securities Inc.; KeyBanc Capital Markets Inc.; BNP Paribas Securities Corp.; U.S. Bancorp Investments, Inc.; Rabo Securities USA, Inc.; PNC Capital Markets Limited; ANZ Securities, Inc.; UniCredit Capital Markets LLC



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve)

1.   Name of Issuer:   QEP Resources Inc

2.   Date of Purchase:  2/27/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $725,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Wells Fargo Advisors

7. Other Members of the Underwriting Syndicate:  Wells Fargo
Securities LLC; BMO Capital Markets Corp; Deutsche Bank
Securities Inc; JP Morgan Securities LLC; US Bancorp
Investments Inc; Citigroup Global Markets Inc; Goldman Sachs &
Co; Mitsubishi UFJ Securities (USA) Inc; SunTrust Robinson
Humphrey Inc; TD Securities (USA) LLC



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve)

1.   Name of Issuer:   Sprint Nextel Corporation

2.   Date of Purchase:  2/27/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $673,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: BofA Merrill Lynch

7. Other Members of the Underwriting Syndicate: Barclays Capital Inc.; Citigroup Global Markets Inc; Deutsche Bank Securities Inc; Goldman Sachs & Co; JP Morgan; Merrill Lynch Pierce Fenner & Smith; Scotia Capital Inc; Wells Fargo & Co; Williams Capital Group LP



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST BlackRock Global Strategies

1.   Name of Issuer:   HOLY ENERGY PARTNERS L.P.

2.   Date of Purchase:  2/28/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $110,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Citigroup Global Markets Inc

7. Other Members of the Underwriting Syndicate: Citigroup Global Markets Inc; UBS Securities; Wells Fargo Securities, LLC; Goldman Sachs & Co.; Deutsche Bank Securities Inc.; Banco Bilbao Vizcaya Argentaria, S.A.; Capital One Southcoast, Inc; Comerica Securities, Inc; Credit Suisse Securities (USA) Inc; Llyods Securities Inc; Mitsubishi UFJ Securities (USA) Inc; Morgan Stanley & Co., LLC; Naxtix Securities America LLC; PNC Capital Markets LLC; RB International Markets (USA) LLC; SMBC Nikko Capital Markets Limited; SunTrust Robinson Humphrey, Inc; TD Securities (USA) LLC; U.S. Bancorp Investments, Inc




Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST BlackRock Global Strategies

1.   Name of Issuer:   RR Donnelley & Sons Co

2.   Date of Purchase:  2/28/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $115,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Merrill Lynch, Pierce, Fenner & Smith Inc.

7. Other Members of the Underwriting Syndicate: Merrill Lynch, Pierce, Fenner & Smith Inc.; J.P. Morgan Securities LLC; Wells Fargo Securities, LLC; Citigroup Global Markets Inc; Mitsubishi UFJ Securities (USA) Inc; U.S. Bancorp Investments, Inc; ING Financial Markets LLC; Scotia Capital
(USA) Inc.; Fifth Third Securities, Inc.; PNC Capital Markets LLC; TD Securities (USA) LLC; Evercore Group L.L.C.



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve)

1.   Name of Issuer:   RR Donnelley & Sons Co

2.   Date of Purchase:  2/28/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $370,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: BofA Merrill Lynch

7. Other Members of the Underwriting Syndicate: Merrill Lynch, Pierce, Fenner & Smith Inc.; J.P. Morgan Securities LLC; Wells Fargo Securities, LLC; Citigroup Global Markets Inc; Mitsubishi UFJ Securities (USA) Inc; U.S. Bancorp Investments, Inc; ING Financial Markets LLC; Scotia Capital
(USA) Inc.; Fifth Third Securities, Inc.; PNC Capital Markets LLC; TD Securities (USA) LLC; Evercore Group L.L.C.



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve)

1.   Name of Issuer:   Trans-Canada Pipeline

2.   Date of Purchase:  2/28/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $1,180,604

5.   Price Per Unit:  $99.63

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: BofA Merrill Lynch

7. Other Members of the Underwriting Syndicate: Deutsche Bank Securities Inc; HSBC Securities; Citigroup Global Markets Inc; JP Morgan Securities; Merrill Lynch, Pierce, Fenner & Smith; Mitsubishi UFJ Securities USA Inc; Mizuho Securities USA Inc



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve)

1.   Name of Issuer:   Virgin Media Finance PLC

2.   Date of Purchase:  2/28/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $315,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: BofA Merrill Lynch

7. Other Members of the Underwriting Syndicate: Merrill Lynch, Pierce, Fenner & Smith; BNP Paribas Securities Corp; Credit Agricole Corporate and Investment Bank; Deutsche Bank Securities Inc; Goldman Sachs & Co; HSBC Securities; JP Morgan Securities LLC; Lloyds Securities Inc; RBS Securities Inc; UBS Limited



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST J.P. Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Pepsico Inc

2.   Date of Purchase:  2/29/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $498,440

5.   Price Per Unit:  $98.69

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: BofA Merrill Lynch

7. Other Members of the Underwriting Syndicate: Goldman Sachs & Co; JP Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Inc; ANZ Securities Inc; Citigroup Global Markets Inc; HSBC Securities (USA) Inc; TD Securities (USA) LLC; Drexel Hamilton, LLC; Muriel Siebert & Co, Inc



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve); AST JP Morgan Strategic Opportunities Portfolio

1.   Name of Issuer:   Transunion Holding Company Inc.

2.   Date of Purchase:  3/2/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $980,000; 263,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Goldman Sachs and Company

7. Other Members of the Underwriting Syndicate:  Deutsche Bank
Securities Inc; Goldman Sachs & Co; JP Morgan; RBC Capital
Markets



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve)

1.   Name of Issuer:   Bill Barrett Corp

2.   Date of Purchase:  3/5/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $300,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: BofA Merrill Lynch

7. Other Members of the Underwriting Syndicate: JP Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Inc; Deutsche Bank Securities Inc; Wells Fargo Securities LLC; BMO Capital Markets Corp; US Bancorp Investments Inc; Comerica Securities Inc; Lloyds Securities Inc; Mitsubishi UFJ Securities(USA) Inc; Scotia Capital (USA) Inc; SunTrust Robinson Humphrey, Inc; Barclays Capital Inc; BOSC Inc; Goldman Sachs & Co; Howard Well Inc



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Commonwealth Bank Aust

2.   Date of Purchase:  3/5/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $249,822.50

5.   Price Per Unit:  $99.93

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Morgan Stanley & Co

7. Other Members of the Underwriting Syndicate:  Citigroup
Global Markets Ltd; Commonwealth Bank of Australia; Goldman
Sachs & Co; JP Morgan; Morgan Stanley



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve)

1.   Name of Issuer:   Continental Resources

2.   Date of Purchase:  3/5/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $1,061.000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Merrill Lynch

7. Other Members of the Underwriting Syndicate: JP Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Inc; RBS Securities; Banco Bilbao Vizcaya Argentaria; Capital One Southcoast Inc; Lloyds Securities Inc; Mitsubishi UFJ Securities USA Inc; TD Securities USA LLC; UBS Securities LLC; US Bancorp Investments Inc; Wells Fargo & Co



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST BlackRock Global Strategies

1.   Name of Issuer:   Fidelity National Information Services,
Inc.

2.   Date of Purchase:  3/5/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $270,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Merrill Lynch, Pierce, Fenner & Smith Inc.

7. Other Members of the Underwriting Syndicate: Merrill Lynch, Pierce, Fenner & Smith Inc; Citigroup Global Markets Inc; Deutsche Bank Securities Inc; JP Morgan Securities LLC; Wells Fargo Securities, LLC; HSBC Securities (USA) Inc; RBS Securities; SunTrust Robinson Humphrey, Inc; US Bancorp Investments Inc; BB&T Capital Markets, a division of Scott & Stringfellow, LLC; BNP Paribas Securities Corp; Credit Agricole Securities (USA) Inc; Morgan Keegan & Company, Inc; PNC Capital Markets LLC



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve)

1.   Name of Issuer:   Fidelity National Inform

2.   Date of Purchase:  3/5/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $567,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: BofA Merrill Lynch

7. Other Members of the Underwriting Syndicate: Bank of America Merrill Lynch; Citigroup Global Markets Inc; Credit Suisse; Deutsche Bank AG Zurich Branch; JP Morgan; Wells Fargo Securities, LLC; HSBC Securities; RBS Securities Inc; SunTrust Robinson Humphrey; US Bancorp Investments Inc; BB&T Capital Markets; BNP Paribas Securities Corp; Credit Agricole Securities USA Inc; Morgan Keegan & Co; PNC Capital Markets




Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Philips Electronics NV

2.   Date of Purchase:  3/5/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $144,340.25

5.   Price Per Unit:  $95.55

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Deutsche Bank Securities

7. Other Members of the Underwriting Syndicate: Deutsche Bank Securities Inc; HSBC Securities (USA) Inc; JP Morgan Securities Inc; Credit Suisse Securities (USA) Inc; Merrill Lynch, Pierce, Fenner & Smith Inc; BNP Paribas Securities Corp; Citigroup Global Markets Inc; ING Financial Markets LLC:
Mitsubishi UFJ Securities (USA) Inc; Mizuho Securities USA Inc; Rabo Securities USA Inc; RBS Securities Inc; Santander Investment Securities; SG Americas Securities LLC; Standard Chartered Bank



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Progress Energy Inc

2.   Date of Purchase:  3/5/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $107,601

5.   Price Per Unit:  $99.63

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Barclays Capital Inc.

7. Other Members of the Underwriting Syndicate:  Barclays
Capital Inc; Deutsche Bank Securities Inc; JP Morgan
Securities LLC; UBS Securities LLC; BB&T Capital Markets, a division of Scott & Stringfellow, LLC; Comerica Securities
Inc; TD Securities (USA) LLC; Morgan Keegan & Company Inc



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve)

1.   Name of Issuer:   Wynn Las Vegas LLC/Corp

2.   Date of Purchase:  3/5/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $550,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Deutsche Bank Securities

7. Other Members of the Underwriting Syndicate:  Bank of
America Merrill Lynch; Deutsche Bank Securities Inc; JP
Morgan; BNP Paribas; Morgan Stanley; RBS Securities Inc; UBS
Securities LLC



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve)

1.   Name of Issuer:   CHS/Community Health Systems

2.   Date of Purchase:  3/7/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $1,122,375

5.   Price Per Unit:  $102.50

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Credit Suisse Securities

7. Other Members of the Underwriting Syndicate: Bank of America Merrill Lynch; Citigroup Global Markets Inc; Credit Agricole Indosuez (UK); Credit Suisse; JP Morgan; Morgan Stanley; RBC Dominion Securities; SunTrust Robinson Humphrey; Wells Fargo Securities LLC; Banco Bilbao Vizcaya Argentaria SA; Deutsche Bank Securities Inc; Fifth Third Securities Inc; Goldman Sachs & Co; Mitsubishi UFJ Securities USA Inc; Scotia Capital Inc



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Kinder Morgan Ener Part

2.   Date of Purchase:  3/7/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $174,674.50

5.   Price Per Unit:  $99.81

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Wells Fargo Advisors

7. Other Members of the Underwriting Syndicate: Citigroup Global Markets, Inc; JP Morgan Securities LLC; Wells Fargo Securities LLC; Credit Suisse Securities (USA) LLC; Mitsubishi UFJ Securities (USA) Inc; RBC Capital Markets LLC; RBS Securities Inc; DNB Markets Inc; SunTrust Robinson Humphrey Inc; Mizuho Securities USA Inc; Scotia Capital (USA) Inc; Naitxis Securities Americas LLC



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Phillips 66

2.   Date of Purchase:  3/7/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $53,990.28

5.   Price Per Unit:  $99.98

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Credit Suisse Securities

7. Other Members of the Underwriting Syndicate: Citigroup Global Markets, Inc; Credit Suisse Securities (USA) LLC; DNB Markets Inc; JP Morgan Securities; Merrill Lynch, Pierce, Fenner & Smith; Mitsubishi UFJ Securities (USA) Inc; RBC Capital Markets LLC; RBS Securities Inc; BNP Paribas Securities Corp; Deutsche Bank Securities Inc; Lloyds Securities Inc; Mizuho Securities USA Inc; PNC Capital Markets; Scotia Capital Inc; SMBC Nikko Capital Markets Ltd



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST BlackRock Global Strategies

1.   Name of Issuer:   Phillips 66

2.   Date of Purchase:  3/7/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $400,000

5.   Price Per Unit:  $99.76

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: J.P. Morgan Securities LLC

7. Other Members of the Underwriting Syndicate: Citigroup Global Markets, Inc; Credit Suisse Securities (USA) LLC; DNB Markets Inc; JP Morgan Securities; Merrill Lynch, Pierce, Fenner & Smith Inc; Mitsubishi UFJ Securities (USA) Inc; RBC Capital Markets LLC; RBS Securities Inc; BNP Paribas Securities Corp; Deutsche Bank Securities Inc; Lloyds Securities Inc; Mizuho Securities USA Inc; PNC Capital Markets; Scotia Capital (USA) Inc; SMBC Nikko Capital Markets Limited



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Phillips 66

2.   Date of Purchase:  3/7/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $1,266,990.10

5.   Price Per Unit:  $99.76

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Citigroup Global Markets

7. Other Members of the Underwriting Syndicate: Citigroup Global Markets, Inc; Credit Suisse Securities (USA) LLC; DNB Markets Inc; JP Morgan Securities; Merrill Lynch, Pierce, Fenner & Smith; Mitsubishi UFJ Securities (USA) Inc; RBC Capital Markets LLC; RBS Securities Inc; BNP Paribas Securities Corp; Deutsche Bank Securities Inc; Lloyds Securities Inc; Mizuho Securities USA Inc; PNC Capital Markets; Scotia Capital Inc; SMBC Nikko Capital Markets Ltd



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Phillips 66

2.   Date of Purchase:  3/7/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $42,898.09

5.   Price Per Unit:  $99.76

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Credit Suisse Securities

7. Other Members of the Underwriting Syndicate: Citigroup Global Markets, Inc; Credit Suisse Securities (USA) LLC; DNB Markets Inc; JP Morgan Securities; Merrill Lynch, Pierce, Fenner & Smith; Mitsubishi UFJ Securities (USA) Inc; RBC Capital Markets LLC; RBS Securities Inc; BNP Paribas Securities Corp; Deutsche Bank Securities Inc; Lloyds Securities Inc; Mizuho Securities USA Inc; PNC Capital Markets; Scotia Capital Inc; SMBC Nikko Capital Markets Ltd



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST Academic Strategies Asset Allocation
(JP Morgan sleeve); AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Simon Property Group Inc

2.   Date of Purchase:  3/8/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $161,660; $137,000

5.   Price Per Unit:  $137.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Morgan Stanley & Co. LLC

7. Other Members of the Underwriting Syndicate: Credit Suisse Securities (USA) LLC; JP Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith; Goldman Sachs & Co; Citigroup Global Markets, Inc; Deutsche Bank Securities Inc; Morgan Stanley & Co LLC; Credit Suisse Securities (USA) LLC; Evercore Group LLC; Jeffries & Co Inc; PNC Capital Markets LLC; RBC Capital Markets LLC; Sandler, O'Neil & Partners LP; SMBC Nikko Capital Markets Limited; SunTrust Robinson Humphrey Inc; UBS Securities LLC; U.S. Bancorp Investments Inc



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Xerox Corporation

2.   Date of Purchase:  3/8/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $910,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: BofA Merrill Lynch

7. Other Members of the Underwriting Syndicate: BNP Paribas Securities Corp; Citigroup Global Markets Inc; JP Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Inc; Credit Suisse Securities (USA) Inc; Goldman Sachs & Co; HBSC Securities (USA) Inc; Lloyds Securities Inc; Mizuho Securities USA Inc; UBS Securities LLC



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Xerox Corporation

2.   Date of Purchase:  3/8/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $32,958.75

5.   Price Per Unit:  $99.88

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: BofA Merrill Lynch

7. Other Members of the Underwriting Syndicate: BNP Paribas Securities Corp; Citigroup Global Markets Inc; JP Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Inc; Credit Suisse Securities (USA) Inc; Goldman Sachs & Co; HBSC Securities (USA) Inc; Lloyds Securities Inc; Mizuho Securities USA Inc; UBS Securities LLC



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   ERAC USA Finance Company

2.   Date of Purchase:  3/12/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $23,993.28

5.   Price Per Unit:  $99.97

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: UBS Securities Inc

7. Other Members of the Underwriting Syndicate:  Goldman Sachs
& Co; JP Morgan; RBC Capital Markets; RBS Securities Corp;
Wells Fargo Securities LLC



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   ERAC USA Finance Company

2.   Date of Purchase:  3/12/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $148,074

5.   Price Per Unit:  $98.71

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: UBS Securities Inc

7. Other Members of the Underwriting Syndicate:  Goldman Sachs
& Co; JP Morgan; RBC Capital Markets; RBS Securities Corp;
Wells Fargo Securities LLC



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve)

1.   Name of Issuer:   US Steel Corp

2.   Date of Purchase:  3/12/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $420,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Barclays Capital Inc.

7. Other Members of the Underwriting Syndicate: JP Morgan Securities LLC; Barclays Capital Inc; Merrill Lynch, Pierce, Fenner & Smith Inc; Credit Suisse (USA) LLC; Goldman Sachs & Co; Morgan Stanley & Co LLC; PNC Capital Markets LLC; RBS Securities Inc; Scotia Capital (USA) Inc; Citigroup Global Markets Inc; ING Financial Markets LLC; Natixis Securities Americas LLC; Wells Fargo Securities LLC; BNY Mellon Capital Markets LLC; Commerz Markets LLC; Fifth Third Securities Inc; HSBC Securities (USA) Inc; The Huntington Investment Company; The Williams Capital Group LP; SG Americas Securities LLC; SMBC Nikko Capital Markets Limited; US Bancorp Investments Inc



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST BlackRock Global Strategies Portfolio

1.   Name of Issuer:   PLAINS ALL AMERICAN PIPELINE LP

2.   Date of Purchase:  3/13/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $50,000

5.   Price Per Unit:  $99.76

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: JP Morgan Securities LLC

7. Other Members of the Underwriting Syndicate: JP Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Inc; UBS Securities LLC; Wells Fargo Securities LLC; DNB Markets, Inc.; Mizuho Securities USA Inc.; BMO Capital Markets Corp.; Comerica Securities, Inc.; Fifth Third Securities Inc; ING Financial Markets LLC; Mitsubishi UFJ Securities (USA) Inc.; Morgan Keegan & Company, Inc.; PNC Capital Markets LLC; Scotia Capital (USA) Inc.; SG Americas Securities, LLC; US Bancorp Investments Inc.



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunity
Portfolio

1.   Name of Issuer:   Plains All American Pipeline

2.   Date of Purchase:  3/13/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $339,167

5.   Price Per Unit:  $99.76

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: BofA Merrill Lynch

7. Other Members of the Underwriting Syndicate: JP Morgan Securities; Merrill Lynch, Pierce, Fenner & Smith; UBS Securities LLC; Wells Fargo Securities LLC; DNB Markets, Inc.; Mizuho Securities USA Inc.; BMO Capital Markets Corp.; Comerica Securities, Inc.; Fifth Third Securities Inc; ING Financial Markets LLC; Mitsubishi UFJ Securities (USA) Inc.; Morgan Keegan & Company, Inc.; PNC Capital Markets; Scotia Capital (USA) Inc.; SG Americas Securities, LLC; US Bancorp Investments Inc.



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Allison Transmission Holding

2.   Date of Purchase:  3/14/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $1,258,100

5.   Price Per Unit:  $23.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: BofA Merrill Lynch

7. Other Members of the Underwriting Syndicate: Merrill Lynch, Pierce, Fenner & Smith Inc; Citigroup Global Markets Inc; JP Morgan Securities LLC; Credit Suisse Securities (USA) LLC; Morgan Stanley & Co LLC; Goldman Sachs & Co; Barclays Capital Inc; Deutsche Bank Securities Inc; Robert W. Baird & Co Inc; KeyBanc Capital Markets Inc; SMBC Capital Markets Limited




Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve)

1.   Name of Issuer:   FMG Resources

2.   Date of Purchase:  3/14/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $224,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: BofA Merrill Lynch

7. Other Members of the Underwriting Syndicate:  Bank of
America Merrill Lynch; Citigroup Global Markets Inc; Credit
Suisse; Deutsche Bank AG Zurich Branch; JP Morgan; RBS
Securities Inc; UBS Securities LLC



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve)

1.   Name of Issuer:   FMG Resources

2.   Date of Purchase:  3/14/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $818,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: BofA Merrill Lynch

7. Other Members of the Underwriting Syndicate:  Bank of
America Merrill Lynch; Citigroup Global Markets Inc; Credit
Suisse; Deutsche Bank AG Zurich Branch; JP Morgan; RBS
Securities Inc; UBS Securities LLC



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST Goldman Sachs Small-Cap Value
Portfolio

1.   Name of Issuer:   GNC Holdings Inc.

2.   Date of Purchase:  3/14/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $811,437

5.   Price Per Unit:  $33.50

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: JP Morgan Securities LLC

7. Other Members of the Underwriting Syndicate: JP Morgan Securities LLC; Goldman Sachs & Co; Deutsche Bank Securities Inc.; Morgan Stanley & Co LLC; Credit Suisse Securities (USA) LLC; William Blair & Company, LLC; BMO Capital Markets Corp.



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST Small Cap Value Portfolio (JP Morgan sleeve)

1.   Name of Issuer:   MA-Com Technology Solutions

2.   Date of Purchase:  3/14/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $161,500

5.   Price Per Unit:  $19.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Barclays Bank PLC

7. Other Members of the Underwriting Syndicate:  Barclays
Capital Inc; JP Morgan Securities LLC; Needham & Company, LLC;
Raymond James & Associates, Inc; Stifel, Nicolaus & Company,
Inc.



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunity
Portfolio

1.   Name of Issuer:   Nordea Bank AB

2.   Date of Purchase:  3/14/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $349,741

5.   Price Per Unit:  $99.93

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Goldman Sachs & Co

7. Other Members of the Underwriting Syndicate:  Bank of
America Merrill Lynch; Citigroup Global Markets Inc; Goldman
Sachs & Co; JP Morgan



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve)

1.   Name of Issuer:  MGM Resorts INTL

2.   Date of Purchase:  3/15/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $6,794,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Merrill Lynch

7. Other Members of the Underwriting Syndicate: Merrill Lynch, Pierce, Fenner & Smith Inc; Barclays Capital Inc; JP Morgan Securities LLC; Wells Fargo Securities LLC; BNP Paribas Securities Corp; SMBC Nikko Capital Markets Limited; Citigroup Global Markets Inc; Deutsche Bank Securities Inc; RBS Securities Inc; Morgan Stanley & Co LLC; UBS Securities LLC; Commerz Markets LLC; Scotia Capital (USA) Inc



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve)

1.   Name of Issuer:  AK Steel Corp

2.   Date of Purchase:  3/19/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $465,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Merrill Lynch

7. Other Members of the Underwriting Syndicate: Merrill Lynch, Pierce, Fenner & Smith Inc; JP Morgan Securities LLC; Citigroup Global Markets Inc; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc; Wells Fargo Securities LLC; Morgan Stanley & Co LLC; Barclays Capital Inc; FBR Capital Markets & Co; Fifth Third Securities Inc; Goldman Sachs & Co; PNC Capital Markets LLC; UBS Securities LLC



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:  Sempra Energy

2.   Date of Purchase:  3/20/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $899,532

5.   Price Per Unit:  $99.95

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Wells Fargo Advisors

7. Other Members of the Underwriting Syndicate:  JP Morgan
Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Inc;
Wells Fargo Securities LLC






Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:  USPI Finance Corp

2.   Date of Purchase:  3/20/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $750,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Barclays Capital Inc.

7. Other Members of the Underwriting Syndicate:  Barclays
Capital; JP Morgan; Goldman Sachs & Co; Morgan Stanley



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST Small Cap Value Portfolio (JP Morgan sleeve)

1.   Name of Issuer:  ExactTarget Inc

2.   Date of Purchase:  3/21/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $165,300

5.   Price Per Unit:  $19.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Deutsche Bank Securities Inc

7. Other Members of the Underwriting Syndicate:  JP Morgan
Securities LLC; Deutsche Bank Securities Inc; Stifel, Nicolaus
& Company, Inc; RBC Capital Markets LLC; Pacific Crest
Securities LLC; Canaccord Genuity Inc; Raymond James &
Associates Inc



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST Small Cap Value Portfolio (JP Morgan sleeve)

1.   Name of Issuer:  Vantiv Inc - CLA

2.   Date of Purchase:  3/21/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $402,900

5.   Price Per Unit:  $17.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Credit Suisse Securities (USA) LLC

7. Other Members of the Underwriting Syndicate: JP Morgan Securities LLC; Morgan Stanley & Co; Credit Suisse Securities
(USA) Inc; Goldman Sachs & Co; Deutsche Bank Securities Inc; Citigroup Global Markets Inc; UBS Securities LLC; Jeffries & Company Inc; Raymond James & Associates Inc; William Blair & Company LLC; Wells Fargo Securities LLC



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve)

1.   Name of Issuer:  Cimarex Energy Co.

2.   Date of Purchase:  3/22/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $294,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Deutsche Bank Securities

7. Other Members of the Underwriting Syndicate: JP Morgan Securities LLC; Deutsche Bank Securities Inc; Wells Fargo Securities LLC; Mitsubishi UFJ Securities (USA) Inc; US Bancorp Investments Inc; BB&T Capital Markets, a division of Scott & Stingfellow, LLC; Capital One Southcoast Inc; CIBC World Markets Corp; Comerica Securities Inc; KeyBanc Capital Markets Inc; BOSC Inc; Howard Weil Inc; ING Financial markets LLC; Lloyds Securities Inc



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve); AST JP Morgan Strategic Opportunities Portfolio

1.   Name of Issuer:  J.B. Poindexter & Co

2.   Date of Purchase:  3/23/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $718,000; $60,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: RBC Capital Markets

7. Other Members of the Underwriting Syndicate:  JP Morgan;
RBC Capital Markets



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:  Canadian Oil Sands Trust

2.   Date of Purchase:  3/26/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $283,389.75

5.   Price Per Unit:  $99.44

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: BofA Merrill Lynch

7. Other Members of the Underwriting Syndicate:  Bank of
America Merrill Lynch; JP Morgan; RBC Capital Markets




Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST JP High Yield Portfolio (JP Morgan sleeve)

1.   Name of Issuer:  Meritage Homes Corporation

2.   Date of Purchase:  3/27/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $275,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Citigroup Global Markets

7. Other Members of the Underwriting Syndicate:  Bank of
America Merrill Lynch; Citigroup Global Markets Inc; Deutsche
Bank Securities Inc; JP Morgan Securities




Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:  Metlife Institutional FD

2.   Date of Purchase:  3/27/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $3,627,676.80

5.   Price Per Unit:  $99.94

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Credit Suisse Securities

7. Other Members of the Underwriting Syndicate:  Barclays
Capital; Credit Suisse; JP Morgan Securities



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve)

1.   Name of Issuer:  OGX Austria GMBH

2.   Date of Purchase:  3/27/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $530,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Morgan Stanley & Co

7. Other Members of the Underwriting Syndicate:  Banco Itau
BBA SA; Bradesco BBI SA; BTG Pactual US Capital Corp; Credit
Suisse; HBSC Securities; JP Morgan Securities; Morgan Stanley



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve)

1.   Name of Issuer:  Vangaurd HLT HDG LLC/INC

2.   Date of Purchase:  3/27/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $595,500

5.   Price Per Unit:  $99.25

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: BofA Merrill Lynch

7. Other Members of the Underwriting Syndicate: Bank of America Merrill Lynch; Barclays Capital; Citigroup Global Markets Inc; Deutsche Bank Securities Inc; Goldman Sachs & Co; JP Morgan Securities; Morgan Stanley; RBC Capital Markets; Wells Fargo Securities LLC



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: AST High Yield Portfolio (JP Morgan sleeve)

1.   Name of Issuer:  Lawson Software

2.   Date of Purchase:  3/29/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $492,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: BofA Merrill Lynch

7. Other Members of the Underwriting Syndicate:  Bank of
America Merrill Lynch; Barclays Bank PLC; Credit Suisse;
Deutsche Bank Securities Inc; JP Morgan; KKR Capital Markets
LLC; Morgan Stanley; RBC Dominion Securities



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST Academic Strategies Asset Allocation
(JP Morgan sleeve); AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:  William Cos Inc

2.   Date of Purchase:  3/29/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $128,478; $299,782

5.   Price Per Unit:  $30.59

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Barclays Bank PLC

7. Other Members of the Underwriting Syndicate: Barclays Capital Inc; Citigroup Global Markets Inc; UBS Securities LLC; Deutsche Bank Securities Inc; JP Morgan Securities LLC; Credit Agricole Securities (USA) Inc; RBS Securities Inc; Scotia Capital (USA) Inc



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:  Aircastle LTD

2.   Date of Purchase:  3/30/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $500,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Goldman Sachs and Co.

7. Other Members of the Underwriting Syndicate:  Citigroup
Global Markets Inc; Goldman Sachs & Co; JP Morgan Securities;
Credit Agricole SA; Deutsche Bank Securities Inc; Jefferies &
Co; RBC Capital Markets; Wells Fargo Securities LLC



Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:  Weatherford Intl Ltd

2.   Date of Purchase:  3/30/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $37,944.90

5.   Price Per Unit:  $99.86

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Morgan Stanley and Co

7. Other Members of the Underwriting Syndicate: JP Morgan Securities LLC; Morgan Stanley & Co; Citigroup Global Markets Inc; Deutsche Bank Securities Inc; UBS Securities LLC; Goldman Sachs & Co; Wells Fargo Securities LLC; Credit Agricole Securities (USA) Inc; DNB Markets Inc; RBC Capital Markets LLC; RBS Securities Inc; Mitsubishi UFJ Securities (USA) Inc; Barclays Capital Inc; SunTrust Robinson Humphrey Inc; UniCredit Capital Markets LLC; HSBC Securities (USA) Inc




Advanced Series Trust
Annual period ended 6/30/2012
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBIT


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:  Weatherford Intl Ltd

2.   Date of Purchase:  3/30/2012

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $36,737.67

5.   Price Per Unit:  $99.29

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Morgan Stanley and Co

7. Other Members of the Underwriting Syndicate: JP Morgan Securities LLC; Morgan Stanley & Co; Citigroup Global Markets Inc; Deutsche Bank Securities Inc; UBS Securities LLC; Goldman Sachs & Co; Wells Fargo Securities LLC; Credit Agricole Securities (USA) Inc; DNB Markets Inc; RBC Capital Markets LLC; RBS Securities Inc; Mitsubishi UFJ Securities (USA) Inc; Barclays Capital Inc; SunTrust Robinson Humphrey Inc; UniCredit Capital Markets LLC; HSBC Securities (USA) Inc






For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST BlackRock
Global Strategies Portfolio

1.   Name of Issuer:  AUTOZONE INC


2.   Date of Purchase:  April 17, 2012


3.   Number of Securities Purchased:  1,500.24


4.   Dollar Amount of Purchase:  $150,000


5.   Price Per Unit:  $99.984


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  J.P. Morgan Securities LLC


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
US Bancorp Investments, Inc
Wells Fargo Securities, LLC
Barclays Capital Inc.
Merrill Lynch, Pierce, Fenner & Smith Inc.
SunTrust Robinson Humphrey, Inc
Deutsche Bank Securities Inc
Fifth Third Securities, Inc
KeyBanc Capital Markets Inc
Mitsubishi UFJ Securities (USA), Inc
Mizuho Securities USA Inc.
Morgan Keegan & Company, Inc
PNC Capital Markets LLC


For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST BlackRock
Global Strategies Portfolio

1.   Name of Issuer:  MONACO SPINCO INC


2.   Date of Purchase:  April 20, 2012


3.   Number of Securities Purchased:  3,300


4.   Dollar Amount of Purchase:  $330,000


5.   Price Per Unit:  $100.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: Barclays Capital Inc.


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Merrill Lynch, Pierce, Fenner & Smith Inc
BMO Capital Markets Corp
SunTrust Robinson Humphrey, Inc
Banco Bilbao Vizcaya Argentaria, S.A.
PNC Capital Markets LLC
Scotia Capital (USA) Inc
Barrington Research Associates Inc
CJS Securities, Inc


For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST BlackRock
Global Strategies Portfolio

1.   Name of Issuer:  COMCAST CORP


2.   Date of Purchase:  June 26, 2012


3.   Number of Securities Purchased:  5,004.3037


4.   Dollar Amount of Purchase:  $500,000


5.   Price Per Unit:  $99.914


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: Barclays Capital Inc.


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
BNP Paribas Securities Corp
Citigroup Global Markets Inc
Merrill Lynch, Pierce, Fenner
& Smith Inc
Wells Fargo Securities, LLC
Credit Suisse Securities (USA)
LLC
Deutsche Bank Securities Inc
Goldman, Sachs & Co
J.P. Morgan Securities LLC
Lloyds Securities Inc
Mizuho Securities USA Inc
Morgan Stanley & Co, LLC
RBC Capital Markets, LLC
RBS Securities Inc
SMBC Nikko Capital Markets
Limited
Sun Trust Robinson Humphrey,
Inc
UBS Securities LLC
Allen & Company LLC
Gleacher & Company Securities,
Inc
Santander Investment
Securities Inc
U.S. Bancorp Investments, Inc
Loop Capital Markets, LLC
The Williams Capital Group,
L.P.
DNB Markets, Inc
PNC Capital Markets LLC
TD Securities (USA) LLC
Drexel Hamilton, LLC
MFR Securities, Inc
Samuel A. Ramirez & Co., Inc




For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST BlackRock
Global Strategies Portfolio

1.   Name of Issuer:  COMCAST CORP


2.   Date of Purchase:  June 26, 2012


3.   Number of Securities Purchased:  5,004.3037


4.   Dollar Amount of Purchase:  $500,000


5.   Price Per Unit:  $99.914


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: Barclays Capital Inc.


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
BNP Paribas Securities Corp
Citigroup Global Markets Inc
Merrill Lynch, Pierce, Fenner
& Smith Inc
Wells Fargo Securities, LLC
Credit Suisse Securities (USA)
LLC
Deutsche Bank Securities Inc
Goldman, Sachs & Co
J.P. Morgan Securities LLC
Lloyds Securities Inc
Mizuho Securities USA Inc
Morgan Stanley & Co, LLC
RBC Capital Markets, LLC
RBS Securities Inc
SMBC Nikko Capital Markets
Limited
Sun Trust Robinson Humphrey,
Inc
UBS Securities LLC
Allen & Company LLC
Gleacher & Company Securities,
Inc
Santander Investment
Securities Inc
U.S. Bancorp Investments, Inc
Loop Capital Markets, LLC
The Williams Capital Group,
L.P.
DNB Markets, Inc
PNC Capital Markets LLC
TD Securities (USA) LLC
Drexel Hamilton, LLC
MFR Securities, Inc
Samuel A. Ramirez & Co., Inc




For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST Goldman Sachs
Small-Cap Value Portfolio

1.   Name of Issuer:  TUMI HOLDINGS INC.


2.   Date of Purchase:  April 18, 2012


3.   Number of Securities Purchased:  12,819


4.   Dollar Amount of Purchase:  $230,742


5.   Price Per Unit:  $18.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: Credit Suisse Securities (USA) LLC


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Goldman Sachs & Co.
J.P. Morgan Securities LLC
Jefferies & Company Inc
William Blair & Co





For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST Goldman Sachs
Concentrated Growth Portfolio

1.   Name of Issuer:  FACEBOOK, INC.


2.   Date of Purchase:  May 17, 2012


3.   Number of Securities Purchased:  518,555


4.   Dollar Amount of Purchase:  $19,705,090


5.   Price Per Unit:  $38.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: Morgan Stanley & Co. LLC


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
J.P. Morgan Securities LLC
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner
& Smith Inc
Barclays Capital Inc.
Allen & Company LLC
Citigroup Global Markets Inc.
Credit Suisse Securities (USA)
LLC
Deutsche Bank Securities Inc.
RBC Capital Markets, LLC
Wells Fargo Securities, LLC
Blaylock Robert Van LLC
BMO Capital Markets Corp.
C.L. King & Associates, Inc.
Cabrera Capital Markets, LLC
CastleOak Securities, L.P.
Cowen and Company, LLC.
E*TRADE Securities LLC
Itau BBA USA Securities, Inc.
Lazard Capital Markets LLC
Lebenthal & Co., LLC
Loop Capital Markets LLC
M.R. Beal & Company
Macquarie Capital (USA) Inc.
Muriel Siebert & Co., Inc.
Oppenheimer & Co. Inc.
Pacific Crest Securities LLC
Piper Jaffray & Co.
Raymond James & Associates,
Inc.
Samuel A. Ramirez & Company,
Inc.
Stifel, Nicolaus & Company,
Incorporated
The Williams Capital Group,
L.P.
William Blair & Company,
L.L.C.




For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST Goldman Sachs
Small-Cap Value Portfolio

1.   Name of Issuer:  Tilly's Inc.


2.   Date of Purchase:  May 3, 2012


3.   Number of Securities Purchased:  9,700


4.   Dollar Amount of Purchase:  $150,350


5.   Price Per Unit:  $15.50


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: Merrill Lynch Pierce, Fenner and
Smith Inc.


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Goldman Sachs & Co.
Piper Jaffray & Co
Stifel Nicholaus Company
William Blair & Co





For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST JPMorgan
Strategic Opportunities Portfolio

1.   Name of Issuer:  FACEBOOK, INC.


2.   Date of Purchase:  May 17, 2012


3.   Number of Securities Purchased:  18,600


4.   Dollar Amount of Purchase:  $706,800


5.   Price Per Unit:  $38.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: Morgan Stanley & Co. LLC


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
J.P. Morgan Securities LLC
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner
& Smith Inc
Barclays Capital Inc.
Allen & Company LLC
Citigroup Global Markets Inc.
Credit Suisse Securities (USA)
LLC
Deutsche Bank Securities Inc.
RBC Capital Markets, LLC
Wells Fargo Securities, LLC
Blaylock Robert Van LLC
BMO Capital Markets Corp.
C.L. King & Associates, Inc.
Cabrera Capital Markets, LLC
CastleOak Securities, L.P.
Cowen and Company, LLC.
E*TRADE Securities LLC
Itau BBA USA Securities, Inc.
Lazard Capital Markets LLC
Lebenthal & Co., LLC
Loop Capital Markets LLC
M.R. Beal & Company
Macquarie Capital (USA) Inc.
Muriel Siebert & Co., Inc.
Oppenheimer & Co. Inc.
Pacific Crest Securities LLC
Piper Jaffray & Co.
Raymond James & Associates,
Inc.
Samuel A. Ramirez & Company,
Inc.
Stifel, Nicolaus & Company,
Incorporated
The Williams Capital Group,
L.P.
William Blair & Company,
L.L.C.




For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST Academic
Strategies Asset Allocation Portfolio

1.   Name of Issuer:  FACEBOOK, INC.


2.   Date of Purchase:  May 17, 2012


3.   Number of Securities Purchased:  2,600


4.   Dollar Amount of Purchase:  $98,800


5.   Price Per Unit:  $38.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: Morgan Stanley & Co. LLC


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
J.P. Morgan Securities LLC
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner
& Smith Inc
Barclays Capital Inc.
Allen & Company LLC
Citigroup Global Markets Inc.
Credit Suisse Securities (USA)
LLC
Deutsche Bank Securities Inc.
RBC Capital Markets, LLC
Wells Fargo Securities, LLC
Blaylock Robert Van LLC
BMO Capital Markets Corp.
C.L. King & Associates, Inc.
Cabrera Capital Markets, LLC
CastleOak Securities, L.P.
Cowen and Company, LLC.
E*TRADE Securities LLC
Itau BBA USA Securities, Inc.
Lazard Capital Markets LLC
Lebenthal & Co., LLC
Loop Capital Markets LLC
M.R. Beal & Company
Macquarie Capital (USA) Inc.
Muriel Siebert & Co., Inc.
Oppenheimer & Co. Inc.
Pacific Crest Securities LLC
Piper Jaffray & Co.
Raymond James & Associates,
Inc.
Samuel A. Ramirez & Company,
Inc.
Stifel, Nicolaus & Company,
Incorporated
The Williams Capital Group,
L.P.
William Blair & Company,
L.L.C.




For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST Small Cap
Value Portfolio

1.   Name of Issuer:  Audience Inc.


2.   Date of Purchase: May 9, 2012


3.   Number of Securities Purchased:  20,700


4.   Dollar Amount of Purchase:  $351,900


5.   Price Per Unit:  $17.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: Deutsche Bank Securities


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
J.P. Morgan
Credit Suisse
Pacific Crest Securities





For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST JPMorgan
Strategic Opportunities Portfolio

1.   Name of Issuer:  Aetna Inc


2.   Date of Purchase: May 1, 2012


3.   Number of Securities Purchased:  4,500


4.   Dollar Amount of Purchase:  $430,983


5.   Price Per Unit:  $95.774


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: Citigroup Global Markets


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Barclays
BofA Merrill Lynch
Credit Suisse
Goldman, Sachs & Co
J.P.Morgan
Morgan Stanley
RBS
UBS Investment Bank
US Bancorp
Wells Fargo Securities
BNY Mellon Capital Markets,
LLC
Fifth Third Securities, Inc
HSBC
Mitsubishi UFJ Securities
PNC Capital Markets LLC
SunTrust Robinson Humphrey





For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST JPMorgan
Strategic Opportunities Portfolio

1.   Name of Issuer:  B.A.T. International Finance plc


2.   Date of Purchase: May 31, 2012


3.   Number of Securities Purchased:  9,700


4.   Dollar Amount of Purchase:  $967,371


5.   Price Per Unit:  $99.729


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: Deutsche Bank Securities


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Barclays Capital
HSBC Securities
JP Morgan Securities
Banco Bilbao Vizcaya
Argentaria SA
BNP Paribas Securities Corp
Lloyds Securities Inc





For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST JPMorgan
Strategic Opportunities Portfolio

1.   Name of Issuer:  B.A.T. International Finance plc


2.   Date of Purchase: May 31, 2012


3.   Number of Securities Purchased:  8,000


4.   Dollar Amount of Purchase:  $792,512


5.   Price Per Unit:  $99.064


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: Deutsche Bank Securities


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Barclays Capital
HSBC Securities
JP Morgan Securities
Banco Bilbao Vizcaya
Argentaria SA
BNP Paribas Securities Corp
Lloyds Securities Inc





For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST JPMorgan
Strategic Opportunities Portfolio

1.   Name of Issuer:  Berkshire Hathaway Finance Corporation


2.   Date of Purchase: May 8, 2012


3.   Number of Securities Purchased:  1,650


4.   Dollar Amount of Purchase:  $162,886


5.   Price Per Unit:  $98.719


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: Goldman Sachs and Company


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
BofA Merrill Lynch
J.P. Morgan
Wells Fargo Securities





For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST JPMorgan
Strategic Opportunities Portfolio

1.   Name of Issuer:  BlackRock Inc


2.   Date of Purchase: May 22, 2012


3.   Number of Securities Purchased:  1,500


4.   Dollar Amount of Purchase:  $149,204


5.   Price Per Unit:  $99.469


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: Citigroup Global Markets


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
J.P. Morrgan
Wells Fargo Securities
Barclays
BofA Merrill Lynch
Credit Suisse
Deutsche Bank Securities
Morgan Stanley
UBS Investment Bank
Goldman, Sachs & Co
HSBC
Mizuho Securities
RBS
CastleOak Securities L.P
Loop Capital Markets
Siebert Capital Markets
Ramirez & Co., Inc
The Williams Capital Group,
L.P.




For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST JPMorgan
Strategic Opportunities Portfolio

1.   Name of Issuer:  Boston Properties Limited Partnership


2.   Date of Purchase: May 31, 2012


3.   Number of Securities Purchased:  9,950


4.   Dollar Amount of Purchase:  $992,801


5.   Price Per Unit:  $99.779


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: BofA Merrill Lynch


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Citigroup
J.P. Morgan
Morgan Stanley
Deutsche Bank Securities
Wells Fargo Securities
BNY Mellon Capital Markets,
LLC
Mitsubishi UFJ Securities
RBS
SunTrust Robinson Humphrey
TD Securities
US Bancorp





For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST JPMorgan
Strategic Opportunities Portfolio

1.   Name of Issuer:  Devon Energy Corporation


2.   Date of Purchase: May 7, 2012


3.   Number of Securities Purchased:  12,650


4.   Dollar Amount of Purchase:  $1,261,875


5.   Price Per Unit:  $99.753


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: Morgan Stanley and Company


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Goldman, Sachs & Co
Barclays
RBC Capital Markets
RBS
UBS Investment Bank
BofA Merrill Lynch
Citigroup
Credit Suisse
Deutsche Bank Securities
J.P. Morgan
BMO Capital Markets
Mitsubishi UFJ Securities
Nomura
Scotiabank
Societe Generale
US Bancorp
Wells Fargo Securities




For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST JPMorgan
Strategic Opportunities Portfolio

1.   Name of Issuer:  Devon Energy Corporation


2.   Date of Purchase: May 7, 2012


3.   Number of Securities Purchased:  2,850


4.   Dollar Amount of Purchase:  $283,313


5.   Price Per Unit:  $99.408


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: Goldman, Sachs & Co


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Morgan Stanley and Company
Barclays
RBC Capital Markets
RBS
UBS Investment Bank
BofA Merrill Lynch
Citigroup
Credit Suisse
Deutsche Bank Securities
J.P. Morgan
BMO Capital Markets
Mitsubishi UFJ Securities
Nomura
Scotiabank
Societe Generale
US Bancorp
Wells Fargo Securities




For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST JPMorgan
Strategic Opportunities Portfolio

1.   Name of Issuer:  Discovery Communications, LLC


2.   Date of Purchase: May 10, 2012


3.   Number of Securities Purchased:  3,000


4.   Dollar Amount of Purchase:  $297,684


5.   Price Per Unit:  $99.228


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: Bof A Merrill Lynch


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
J.P. Morgan
RBS
Citigroup
Credit Suisse
BNP Paribas
Credit Agricole CIB
Goldman, Sachs & Co
Morgan Stanley
RBC Capital Markets
Scotiabank
SunTrust Robinson Humphrey
Wells Fargo Securities





For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST JPMorgan
Strategic Opportunities Portfolio

1.   Name of Issuer:  Florida Power & Light Company


2.   Date of Purchase: May 10, 2012


3.   Number of Securities Purchased:  2,000


4.   Dollar Amount of Purchase:  $199,720


5.   Price Per Unit:  $99.86


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: Credit Suisse Securities


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
BofA Merrill Lynch
J.P.Morgan
Mitsubishi UFJ Securities
RBC Capital Markets
RBS
BNP Paribas
BNY Mellon Capital Markets LLC
CIBC
Credit Agricole CIB
Lloyds Securities
TD Securities
US Bancorp





For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST JPMorgan
Strategic Opportunities Portfolio

1.   Name of Issuer:  GlaxoSmithKline Capital plc


2.   Date of Purchase: May 2, 2012


3.   Number of Securities Purchased:  1,020


4.   Dollar Amount of Purchase:  $1,016,338


5.   Price Per Unit:  $99.641


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: Citigroup Global Markets


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Barclays
Citigroup
J.P.Morgan
Morgan Stanley
Credit Suisse
Deutsche Bank Securities
Goldman, Sachs & Co
HSBC
Mizuho Securities
RBS
UBS Investment Bank





For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST JPMorgan
Strategic Opportunities Portfolio

1.   Name of Issuer:  GlaxoSmithKline Capital plc


2.   Date of Purchase: May 2, 2012


3.   Number of Securities Purchased:  18,100


4.   Dollar Amount of Purchase:  $1,797,692


5.   Price Per Unit:  $99.32


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: Citigroup Global Markets


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Barclays
Citigroup
J.P.Morgan
Morgan Stanley
Credit Suisse
Deutsche Bank Securities
Goldman, Sachs & Co
HSBC
Mizuho Securities
RBS
UBS Investment Bank





For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST JPMorgan
Strategic Opportunities Portfolio

1.   Name of Issuer:  IBM Corporation


2.   Date of Purchase: May 8, 2012


3.   Number of Securities Purchased:  1,900


4.   Dollar Amount of Purchase:  $189,715


5.   Price Per Unit:  $99.850


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: HSBC Securities (USA)


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Barclays
HSBC
J.P.Morgan
RBS
CIBC
Ramirez & Co., Inc
TD Securities
UBS Investment  Bank





For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST JPMorgan
Strategic Opportunities Portfolio

1.   Name of Issuer:  IBM Corporation


2.   Date of Purchase: May 8, 2012


3.   Number of Securities Purchased:  1,900


4.   Dollar Amount of Purchase:  $189,715


5.   Price Per Unit:  $99.850


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: HSBC Securities (USA)


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Barclays
J.P.Morgan
RBS
CIBC
Ramirez & Co., Inc
TD Securities
UBS Investment  Bank





For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST High Yield
Portfolio

1.   Name of Issuer:  Istar Financial Inc


2.   Date of Purchase: May 3, 2012


3.   Number of Securities Purchased:  7,170


4.   Dollar Amount of Purchase:  $702,746


5.   Price Per Unit:  $98.012


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: BofA Merrill Lynch


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Barclays Capital
J.P.Morgan





For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST High Yield
Portfolio

1.   Name of Issuer:  Kaiser Aluminum Corporation


2.   Date of Purchase: May 18, 2012


3.   Number of Securities Purchased:18,940


4.   Dollar Amount of Purchase:  $1,894,000


5.   Price Per Unit:  $100.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: BofA Merrill Lynch


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
J.P.Morgan
Wells Fargo Securities LLC
UBS Securities LLC





For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST High Yield
Portfolio

1.   Name of Issuer:  Kaiser Aluminum Corporation


2.   Date of Purchase: May 18, 2012


3.   Number of Securities Purchased:18,940


4.   Dollar Amount of Purchase:  $1,894,000


5.   Price Per Unit:  $100.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: BofA Merrill Lynch


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
J.P.Morgan
Wells Fargo Securities LLC
UBS Securities LLC





For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST JPMorgan
Strategic Opportunities Portfolio

1.   Name of Issuer:  Kellogg Company


2.   Date of Purchase: May 14, 2012


3.   Number of Securities Purchased: 1,090


4.   Dollar Amount of Purchase:  $108,083


5.   Price Per Unit:  $99.159


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: Barclays Capital


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
J.P.Morgan
Wells Fargo Securities
Citigroup
US Bancorp
Deutsche Bank Securities
Rabo Securities
Mitsubishi UFJ Securities
Mizuho Securities
Goldman, Sachs & Co
SunTrust Robinson Humphrey





For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST JPMorgan
Strategic Opportunities Portfolio

1.   Name of Issuer:  Kraft Foods Group Inc.


2.   Date of Purchase: May 30, 2012


3.   Number of Securities Purchased: 9,700


4.   Dollar Amount of Purchase:  $967,488


5.   Price Per Unit:  $99.741


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: Barclays Capital Inc.


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Citigroup Global Markets Inc
Credit Suisse Securities USA
LLC
Deutsche Bank Securities Inc
Goldman, Sachs & Co
HSBC Securities
J.P. Morgan Securities





For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST JPMorgan
Strategic Opportunities Portfolio

1.   Name of Issuer:  Kraft Foods Group Inc.


2.   Date of Purchase: May 30, 2012


3.   Number of Securities Purchased: 8,000


4.   Dollar Amount of Purchase:  $792,800


5.   Price Per Unit:  $99.100


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: RBS Securities Inc.


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Barclays Capital, Inc.
Citigroup Global Markets Inc
Credit Suisse Securities USA
LLC
Deutsche Bank Securities Inc
Goldman, Sachs & Co
HSBC Securities
J.P. Morgan Securities





For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST JPMorgan
Strategic Opportunities Portfolio

1.   Name of Issuer:  Kraft Foods Group Inc.


2.   Date of Purchase: May 30, 2012


3.   Number of Securities Purchased: 590


4.   Dollar Amount of Purchase:  $58,583


5.   Price Per Unit:  $99.293


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: Barclays Capital Inc.


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Citigroup Global Markets Inc
Credit Suisse Securities USA
LLC
Deutsche Bank Securities Inc
Goldman, Sachs & Co
HSBC Securities
J.P. Morgan Securities





For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST JPMorgan
Strategic Opportunities Portfolio

1.   Name of Issuer:  Libbey Glass Inc


2.   Date of Purchase: May 11, 2012


3.   Number of Securities Purchased: 3,500


4.   Dollar Amount of Purchase:  $350,000


5.   Price Per Unit:  $100.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: Citigroup Global Markets


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Barclays Bank PLC
J.P.Morgan




For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST High Yield
Portfolio

1.   Name of Issuer:  Liberty Mutual Group Inc


2.   Date of Purchase: May 1, 2012


3.   Number of Securities Purchased: 2,200


4.   Dollar Amount of Purchase:  $219,316


5.   Price Per Unit:  $99.689


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: BofA Merrill Lynch


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Citigroup Global Markets Inc
JP Morgan Securities
Wells Fargo Securities LLC
Barclays Capital
BMO Capital Markets Corp
HSBC Securities





For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST High Yield
Portfolio

1.   Name of Issuer:  Liberty Mutual Group Inc


2.   Date of Purchase: May 1, 2012


3.   Number of Securities Purchased: 2,200


4.   Dollar Amount of Purchase:  $219,483


5.   Price Per Unit:  $99.765


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: BofA Merrill Lynch


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Citigroup Global Markets Inc
JP Morgan Securities
Wells Fargo Securities LLC
Barclays Capital
BMO Capital Markets Corp
HSBC Securities




For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST High Yield
Portfolio

1.   Name of Issuer:  M/I Homes Inc


2.   Date of Purchase: May 3, 2012


3.   Number of Securities Purchased: 3,250


4.   Dollar Amount of Purchase:  $321,750


5.   Price Per Unit:  $99.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: Citigroup Global Markets


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
JP Morgan Securities




For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST JPMorgan
Strategic Opportunities Portfolio

1.   Name of Issuer:  McDonald's Corporation


2.   Date of Purchase: May 23, 2012


3.   Number of Securities Purchased: 12,000


4.   Dollar Amount of Purchase:  $1,188,540


5.   Price Per Unit:  $99.045


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: Bofa Merrill Lynch


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Goldman, Sachs & Co
J.P.Morgan Securities LLC
Morgan Stanley & Co. LLC
Wells Fargo Securities, LLC
ANZ Securities Inc
Barclays Capital Inc
BNP Pariabas Securities Corp
Citigroup Global Markets Inc
HSBC Securities Inc
ING Financial Markets LLC
Rabo Securities USA Inc
RBC Capital Markets, LLC
RBS Securities Inc
SG Americas, LLC
Standard Chartered Bank
SunTrust Robinson Humphrey,
Inc
The Williams Capital Group,
L.P
U.S. Bancorp Investments, Inc.




For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST High Yield
Portfolio

1.   Name of Issuer:  Penn Virginia Resource Partners L.P.


2.   Date of Purchase: May 11, 2012


3.   Number of Securities Purchased: 5,570


4.   Dollar Amount of Purchase:  $557,000


5.   Price Per Unit:  $100.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: Morgan Stanley and Company


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
JP Morgan
RBC Capital Markets
SunTrust Robinson Humphrey
Wells Fargo Securities LLC
BB&T Corp
Capital One Bank
Comerica Securities




For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST JPMorgan
Strategic Opportunities Portfolio

1.   Name of Issuer:  Talisman Energy Inc.


2.   Date of Purchase: May 15, 2012


3.   Number of Securities Purchased: 1,800


4.   Dollar Amount of Purchase:  $176,657


5.   Price Per Unit:  $98.143


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: Citigroup Global Markets Inc


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
J.P. Morgan Securities LLC
Barclays Capital Inc
BNP Paribas Securities Corp
HSBC Securities Inc
Daiwa Capital Markets America
Inc
DnB NOR Markets, Inc
Merrill Lynch
Pierce, Fenner & Smith
Incorporated
RBS Securities Inc
SG Americas Securities, LLC
Credit Suisse Securities LLC
Deutsche Bank Securities Inc
Goldman Sachs & Co
Mizuho Securities USA Inc
Morgan Stanley & Co. LLC
Santander Investment
Securities Inc.



For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST JPMorgan
Strategic Opportunities Portfolio

1.   Name of Issuer:  United Technologies Corporation


2.   Date of Purchase: May 24, 2012


3.   Number of Securities Purchased: 9,100


4.   Dollar Amount of Purchase:  $909,490


5.   Price Per Unit:  $99.944


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: BofA Merrill Lynch


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
HSBC
J.P.Morgan
BNP Paribas
Citigroup
Deutsche Bank Securities
Goldman, Sachs & Co
RBS
The Williams Capital Group,
L.P
Banca IMI
Barclays Capital
BNY Mellon Capital Markets,
LLC
Commerzbank
Mitsubishi UFJ Securities
RBC Capital Markets
Santander
Standard Chartered Bank
SMBC Nikko
BMO Capital Markets
CICC HK Securities
UniCredit Capital Markets



For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST JPMorgan
Strategic Opportunities Portfolio

1.   Name of Issuer:  United Technologies Corporation


2.   Date of Purchase: May 24, 2012


3.   Number of Securities Purchased: 640


4.   Dollar Amount of Purchase:  $63,951


5.   Price Per Unit:  $99.923


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: BofA Merrill Lynch


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
HSBC
J.P.Morgan
BNP Paribas
Citigroup
Deutsche Bank Securities
Goldman, Sachs & Co
RBS
The Williams Capital Group,
L.P
Banca IMI
Barclays Capital
BNY Mellon Capital Markets,
LLC
Commerzbank
Mitsubishi UFJ Securities
RBC Capital Markets
Santander
Standard Chartered Bank
SMBC Nikko
BMO Capital Markets
CICC HK Securities
UniCredit Capital Markets



For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST JPMorgan
Strategic Opportunities Portfolio

1.   Name of Issuer:  United Technologies Corporation


2.   Date of Purchase: May 24, 2012


3.   Number of Securities Purchased: 640


4.   Dollar Amount of Purchase:  $63,951


5.   Price Per Unit:  $99.923


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: BofA Merrill Lynch


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
HSBC
J.P.Morgan
BNP Paribas
Citigroup
Deutsche Bank Securities
Goldman, Sachs & Co
RBS
The Williams Capital Group,
L.P
Banca IMI
Barclays Capital
BNY Mellon Capital Markets,
LLC
Commerzbank
Mitsubishi UFJ Securities
RBC Capital Markets
Santander
Standard Chartered Bank
SMBC Nikko
BMO Capital Markets
CICC HK Securities
UniCredit Capital Markets



For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST JPMorgan
Strategic Opportunities Portfolio

1.   Name of Issuer:  United Technologies Corporation


2.   Date of Purchase: May 24, 2012


3.   Number of Securities Purchased: 11,560


4.   Dollar Amount of Purchase:  $1,141,747


5.   Price Per Unit:  $98.767


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: HSBC


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
BofA Merrill Lynch
J.P.Morgan
BNP Paribas
Citigroup
Deutsche Bank Securities
Goldman, Sachs & Co
RBS
The Williams Capital Group,
L.P
Banca IMI
Barclays Capital
BNY Mellon Capital Markets,
LLC
Commerzbank
Mitsubishi UFJ Securities
RBC Capital Markets
Santander
Standard Chartered Bank
SMBC Nikko
BMO Capital Markets
CICC HK Securities
UniCredit Capital Markets



For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST J.P. Morgan
Strategic Opportunities Portfolio

1.   Name of Issuer:     ADT Corporation


2.   Date of Purchase:  6/27/2012


3.   Number of Securities Purchased:  N/A


4.   Dollar Amount of Purchase:  $34,917


5.   Price Per Unit:  $99.764


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  Goldman Sachs and Company


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Banca Popolare del Lazio
Bank of America Merrill Lynch
Citigroup Global Markets Inc
Credit Suisse
JP Morgan
Morgan Stanley















For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST J.P. Morgan
Strategic Opportunities Portfolio

1.   Name of Issuer:     ADT Corporation


2.   Date of Purchase:  6/27/2012


3.   Number of Securities Purchased:  N/A


4.   Dollar Amount of Purchase:  $36,602


5.   Price Per Unit:  $98.925


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  Goldman Sachs and Company


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Banca Popolare del Lazio
Bank of America Merrill Lynch
Citigroup Global Markets Inc
Credit Suisse
JP Morgan
Morgan Stanley















For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST High Yield
Portfolio (J.P. Morgan sleeve)

1.   Name of Issuer:     Ally Financial


2.   Date of Purchase:  6/21/2012


3.   Number of Securities Purchased:  N/A


4.   Dollar Amount of Purchase:  $1,006,010


5.   Price Per Unit:  $99.310


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  Goldman Sachs and Company


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Barclays Capital
Citigroup Global Markets Inc
Goldman Sachs & Co
JP Morgan Securities
Credit Agricole Securities USA Inc
Deutsche Bank Securities Inc
Lloyds Securities Inc













For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST High Yield
Portfolio (J.P. Morgan sleeve)

1.   Name of Issuer:     Ashtead Capital, Inc.


2.   Date of Purchase:  6/29/2012


3.   Number of Securities Purchased:  N/A


4.   Dollar Amount of Purchase:  259,000


5.   Price Per Unit:  $100.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  Deutsche Bank Securities


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Bank of America Merrill Lynch
Barclays Capital
Citigroup Global Markets Inc
Deutsche Bank Securities Inc
HSBC Securities
JP Morgan Securities
Lloyds Securities Inc
Mitsubishi UFJ Securities USA Inc
RBS Securities Corp











For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST High Yield
Portfolio (J.P. Morgan sleeve); AST J.P. Morgan Strategic
Opportunities Portfolio

1.   Name of Issuer:     Calumet Specialty Products


2.   Date of Purchase:  6/21/2012


3.   Number of Securities Purchased:  N/A


4.   Dollar Amount of Purchase:  AST High Yield Portfolio
(J.P. Morgan sleeve):  $387,105; AST J.P. Morgan Strategic
Opportunities Portfolio:  $55,020.


5.   Price Per Unit:  $98.250


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  BofA Merrill Lynch


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Barclays Bank PLC
JP Morgan
Wells Fargo Securities LLC
Deutsche Bank Securities Inc
Goldman Sachs & Co












For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST J.P. Morgan
Strategic Opportunities Portfolio

1.   Name of Issuer:     CBS Corporation


2.   Date of Purchase:  6/11/2012


3.   Number of Securities Purchased:  N/A


4.   Dollar Amount of Purchase:  $820,521


5.   Price Per Unit:  $98.858


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  Morgan Stanley and Company


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Citigroup Global Markets Inc
Deutsche Bank Securities Inc
JP Morgan Securities
Merrill Lynch Pierce Fenner &
Smith
RBS Securities Inc
UBS Securities LLC
Mizuho Securities USA Inc
Wells Fargo Securities
Credit Suisse Securities
Goldman Sachs & Co
SMBC Nikko Capital Markets
Limited
BNP Paribus Securities Corp
Lloyds Securities Inc
U.S. Bancorp Investments, Inc
BNY Mellon Capital Markets,
LLC
TD Securities (USA) LLC
Loop Capital Markets LLC
The Williams Capital Group,
L.P.





For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST J.P. Morgan
Strategic Opportunities Portfolio

1.   Name of Issuer:     CBS Corporation


2.   Date of Purchase:  6/11/2012


3.   Number of Securities Purchased:  N/A


4.   Dollar Amount of Purchase:  $97,406


5.   Price Per Unit:  $97.406


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  Citigroup Global Markets


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Deutsche Bank Securities Inc
JP Morgan Securities
Merrill Lynch Pierce Fenner &
Smith
RBS Securities Inc
UBS Securities LLC
Morgan Stanley and Company
Mizuho Securities USA Inc
Wells Fargo Securities
Credit Suisse Securities
Goldman Sachs & Co
SMBC Nikko Capital Markets
Limited
BNP Paribus Securities Corp
Lloyds Securities Inc
U.S. Bancorp Investments, Inc
BNY Mellon Capital Markets,
LLC
TD Securities (USA) LLC
Loop Capital Markets LLC
The Williams Capital Group,
L.P.



For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust -  AST J.P. Morgan
Strategic Opportunities Portfolio; AST High Yield Portfolio
(J.P. Morgan sleeve)

1.   Name of Issuer:     Choice Hotels International, Inc.


2.   Date of Purchase:  6/22/2012


3.   Number of Securities Purchased:  N/A


4.   Dollar Amount of Purchase:  AST J.P. Morgan Strategic
Opportunities Portfolio:  $13,000; AST High Yield Portfolio
(J.P. Morgan sleeve):  $324,000


5.   Price Per Unit:  $100.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  Deutsche Bank Securities


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Goldman Sachs & Co
JP Morgan Securities
Merrill Lynch Pierce Fenner & Smith
Wells Fargo Securities LLC
SunTrust Robinson Humphrey Inc















For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST High Yield
Portfolio (J.P. Morgan sleeve); AST J.P. Morgan Strategic
Opportunities Portfolio

1.   Name of Issuer:     Comstock Resources, Inc.


2.   Date of Purchase:  6/5/2012


3.   Number of Securities Purchased:  N/A


4.   Dollar Amount of Purchase:  AST High Yield Portfolio
(J.P. Morgan sleeve):  $463,177; AST J.P. Morgan Strategic
Opportunities Portfolio:  $55,276


5.   Price Per Unit:  $95.304


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:   BofA Merrill Lynch


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
BMO Capital Markets Corp
JPMorgan Securities
Lloyds Securities, Inc
Mitsubishi UFJ Securities (USA) Inc
BB&T Capital Markets, Bosc Inc
Comerica Securities
Global Hunter Securities LLC
Bosc, Inc
IBERIA Capital Partners LLC
Natixis Securities Americas LLC
Scotia Capital (USA) Inc
SunTrust Robinson Humphrey, Inc
US Bancorp Investments Inc




For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST J.P. Morgan
Strategic Opportunities Portfolio

1.   Name of Issuer:     Deere & Company


2.   Date of Purchase:  6/5/2012


3.   Number of Securities Purchased:  N/A


4.   Dollar Amount of Purchase:  $44,886


5.   Price Per Unit:  $99.746


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:   BofA Merrill Lynch


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Citigroup Global Markets Inc
Deutsche Bank Securities Inc
JP Morgan Securities
Barclays Capital
BNP Paribas Securities Corp
BNY Mellon Capital Markets LLC
Credit Suisse Securities (USA)
LLC
Goldman Sachs & Co
HSBC Securities (USA) Inc
Mitsubishi UFJ Securities
(USA) Inc.
RBC Capital Markets LLC
Fifth Third Securities Inc
Morgan Stanley
Santander Investment
Securities Inc
Standard Chartered Bank
TD Securities (USA) LLC
US Bankcorp Investments, Inc
Wells Fargo Securities, LLC







For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST J.P. Morgan
Strategic Opportunities Portfolio

1.   Name of Issuer:     Deere & Company


2.   Date of Purchase:  6/5/2012


3.   Number of Securities Purchased:  N/A


4.   Dollar Amount of Purchase:  $682,954


5.   Price Per Unit:  $99.265


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:   BofA Merrill Lynch


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Citigroup Global Markets Inc
Deutsche Bank Securities Inc
JP Morgan Securities
Barclays Capital
BNP Paribas Securities Corp
BNY Mellon Capital Markets LLC
Credit Suisse Securities (USA)
LLC
Goldman Sachs & Co
HSBC Securities (USA) Inc
Mitsubishi UFJ Securities
(USA) Inc.
RBC Capital Markets LLC
Fifth Third Securities Inc
Morgan Stanley
Santander Investment
Securities Inc
Standard Chartered Bank
TD Securities (USA) LLC
US Bankcorp Investments, Inc
Wells Fargo Securities, LLC






For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST J.P. Morgan
Strategic Opportunities Portfolio

1.   Name of Issuer:     Detroit Edison Company


2.   Date of Purchase:  6/19/2012


3.   Number of Securities Purchased:  N/A


4.   Dollar Amount of Purchase:  $52,917


5.   Price Per Unit:  $98.844


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:    Barclays Capital, Inc.


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
JP Morgan Securities
RBS Securities Inc
Scotia Capital USA Inc
Deutsche Bank Securities Inc
Huntington Investment Co
Mitsubishi UFJ Securities USA Inc
SunTrust Robinson Humphrey, Inc
US Bancorp Investments Inc
The Williams Capital Group LP











For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST J.P. Morgan
Strategic Opportunities Portfolio

1.   Name of Issuer:     Detroit Edison Company


2.   Date of Purchase:  6/19/2012


3.   Number of Securities Purchased:  N/A


4.   Dollar Amount of Purchase:  $343,499


5.   Price Per Unit:  $99.565


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:    Barclays Capital, Inc.


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
JP Morgan Securities
RBS Securities Inc
Scotia Capital USA Inc
Deutsche Bank Securities Inc
Huntington Investment Co
Mitsubishi UFJ Securities USA Inc
SunTrust Robinson Humphrey, Inc
US Bancorp Investments Inc
The Williams Capital Group LP











For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST J.P. Morgan
Strategic Opportunities Portfolio

1.   Name of Issuer:     Ford Motor Credit Company LLC


2.   Date of Purchase:  6/7/2012


3.   Number of Securities Purchased:  N/A


4.   Dollar Amount of Purchase:  $199,926


5.   Price Per Unit:  $99.963


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  BofA Merrill Lynch


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Credit Suisse Securities USA LLC
HSBC Securities
JP Morgan Securities
RBC Capital Markets LLC
Banco Bradesco BBI SA
BB Securities
CIBC World Markets Corp
Commerz Markets LLC













For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST J.P. Morgan
Strategic Opportunities Portfolio

1.   Name of Issuer:     John Deere Capital Corporation


2.   Date of Purchase:  6/26/2012


3.   Number of Securities Purchased:  N/A


4.   Dollar Amount of Purchase:  $469,873


5.   Price Per Unit:  $99.973


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  Deutsche Bank Securities


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
HSBC Securities
JP Morgan Securities
Barclays Capital
Williams Capital Group LP














For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST High Yield
Portfolio (J.P. Morgan sleeve); AST J.P. Morgan Strategic
Opportunities Portfolio

1.   Name of Issuer:     Navios Maritime Holdings Inc.


2.   Date of Purchase:  6/27/2012


3.   Number of Securities Purchased:  N/A


4.   Dollar Amount of Purchase:  AST High Yield Portfolio
(J.P. Morgan sleeve):  $215,000; AST J.P. Morgan Strategic
Opportunities Portfolio:  $105,000


5.   Price Per Unit:  $100.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  Morgan Stanley and Company


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
JP Morgan
ABN AMRO Securities USA LLC
Commerzbank Capital Markets Corp
DnB NOR Bank ASA/New York
DVB Capital Markets LLC
S. Goldman Advisors LLC













For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST High Yield
Portfolio (J.P. Morgan sleeve)

1.   Name of Issuer:     Newfield Exploration Company


2.   Date of Purchase:  6/29/2012


3.   Number of Securities Purchased:  N/A


4.   Dollar Amount of Purchase:  $390,000


5.   Price Per Unit:  $100.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  Wells Fargo Advisors


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
DNB Markets
Barclays Capital Inc
Goldman Sachs & Co
JP Morgan Securities
Mitsubishi UFJ Securities USA Inc
Mizuho Securities USA Inc
CIBC World Markets Corp
Citigroup Global Markets Inc
RBC Capital Markets LLC
SMBC Nikko Capital Markets Ltd
US Bancorp Investments Inc









For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST J.P. Morgan
Strategic Opportunities Portfolio

1.   Name of Issuer:     Occidental Petroleum Corporation


2.   Date of Purchase:  6/19/2012


3.   Number of Securities Purchased:  N/A


4.   Dollar Amount of Purchase:  $205,462


5.   Price Per Unit:  $99.739


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:   BofA Merrill Lynch


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
JP Morgan Securities
Wells Fargo Securities LLC
Banca IMI
Barclays Capital
BNY Mellon Capital Markets LLC
Citigroup Global Markets Inc
HSBC Securities (USA) Inc
Mitsubishi UFJ Securities (USA) Inc
Mizuho Securities USA Inc
Morgan Stanley & Co LLC
Scotia Capital (USA) Inc
SMBC Nikko Capital Markets Limited
UBS Securities LLC
US Bancorp Investments Inc
PNC Capital Markets LLC
SG Americas Securities LLC
Standard Chartered Bank



For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST J.P. Morgan
Strategic Opportunities Portfolio

1.   Name of Issuer:     PPL Capital Funding, Inc.


2.   Date of Purchase:  6/11/2012


3.   Number of Securities Purchased:  N/A


4.   Dollar Amount of Purchase:  $99,668


5.   Price Per Unit:  $99.668


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  UBS Securities LLC


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
BNP Paribas Securities Corp
Goldman Sachs & Co
JP Morgan Securities
BNY Mellon Capital Markets LLC
Keybanc Capital Markets
Mitsubishi UFJ Securities USA Inc
Santander Investment Securities Inc













For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST High Yield
Portfolio (J.P. Morgan sleeve)

1.   Name of Issuer:     Sappi Paper Holding GMBH


2.   Date of Purchase:  6/20/2012


3.   Number of Securities Purchased:  N/A


4.   Dollar Amount of Purchase:  $200,000


5.   Price Per Unit:  $100.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  Citigroup Global Markets


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Credit Agricole Securities USA Inc
JP Morgan
RBS Securities Corp
Standard Chartered Bank (US)
UniCredit Bank AG/New York NY
















For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST High Yield
Portfolio (J.P. Morgan sleeve); AST J.P. Morgan Strategic
Opportunities Portfolio

1.   Name of Issuer:     SM Energy Company


2.   Date of Purchase:  6/26/2012


3.   Number of Securities Purchased:  N.A


4.   Dollar Amount of Purchase:  AST High Yield Portfolio
(J.P. Morgan sleeve):  $425,000; AST J.P. Morgan Strategic
Opportunities Portfolio:  $65,000.


5.   Price Per Unit:


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  Wells Fargo Advisors


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Bank of America Merrill Lynch
JP Morgan
Banco Bilbao Vizcaya Argentaria
Bank of Oklahoma
Barclays Capital
Capital One Southcoast Inc
Comerica Securities
Deutsche Bank Securities Inc










For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST J.P. Morgan
Strategic Opportunities Portfolio

1.   Name of Issuer:     Target Corporation


2.   Date of Purchase:  6/21/2012


3.   Number of Securities Purchased:  N/A


4.   Dollar Amount of Purchase:  $993,446


5.   Price Per Unit:  $97.859


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  Barclays Capital Inc.


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Citigroup Global Markets Inc
Goldman Sachs & Co
JP Morgan Securities
Merrill Lynch Pierce Fenner & Smith
BNY Mellon Capital Markets LLC
Deutsche Bank Securities Inc
US Bancorp Investments Inc
HSBC Securities (USA) Inc
Mitsubishi UFJ Securities
Mizuho Securities USA Inc
RBC Capital Markets LLC
TD Securities (USA) LLC
Loop Capital Markets LLC
SMBC Nikko Capital Markets Limited






For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust -  AST J.P. Morgan
Strategic Opportunities Portfolio

1.   Name of Issuer:     Wells Fargo and Company


2.   Date of Purchase:  6/20/2012


3.   Number of Securities Purchased:  N.A


4.   Dollar Amount of Purchase:  1,047,942


5.   Price Per Unit:  $99.804


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  Wells Fargo Advisors


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Wells Fargo Securities LLC
Citigroup Global Markets Inc
Credit Suisse Securities (USA)
LLC
Goldman, Sachs & Co
J.P. Morgan Securities LLC
Morgan Stanley & Co. LLC
Apto Partners LLC
Barclays Capital Inc
BB&T Capital Markets
Capital One Southcoast, Inc
Deutsche Bank Securities Inc
HSBC Securities (USA) Inc
Lloyds Securities Inc Loop
Capital Markets LLC
National Bank of Canada
Financial Inc
Natixis Securities Americas
LLC
RBC Capital Markets LLC
Samuel A. Ramirez & Company,
Inc
Santander Investment
Securities Inc
TD Securities (USA) LLC
UBS Securities LLC
The Williams Capital Group,
L.P.









For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust -  AST Small Cap
Value Portfolio (J.P. Morgan sleeve)

1.   Name of Issuer:     Splunk Inc.


2.   Date of Purchase:  4/24/2012


3.   Number of Securities Purchased:  21,400


4.   Dollar Amount of Purchase:  $363,800


5.   Price Per Unit:  $17.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  Morgan Stanley and Company


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Credit Suisse
J.P.Morgan
BofA Merrill Lynch
UBS Investment Bank
Pacific Crest Securities
Cowen and Company















For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust -  AST Small Cap
Value Portfolio (J.P. Morgan sleeve)

1.   Name of Issuer:     Tumi Holdings, Inc.


2.   Date of Purchase:  4/24/2012


3.   Number of Securities Purchased:  27,200


4.   Dollar Amount of Purchase:  $489,600


5.   Price Per Unit:  $18.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  Goldman Sachs and Company


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Credit Suisse International
J.P. Morgan Securities LLC
Jefferies & Company Inc
William Blair & Co
















For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust -  AST High Yield
Portfolio (J.P. Morgan sleeve)

1.   Name of Issuer:     Actuant Corporation


2.   Date of Purchase:  4/2/2012


3.   Number of Securities Purchased:  N/A


4.   Dollar Amount of Purchase:   $185,000


5.   Price Per Unit:  $100.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  Wells Fargo Advisors


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
JP Morgan Securities
Merrill Lynch Pierce Fenner & Smith
Citigroup Global Markets Ltd
RBC Capital Markets
BMO Capital Markets Corp
SunTrust Robinson Humphrey















For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust -  AST J.P. Morgan
Strategic Opportunities Portfolio

1.   Name of Issuer:     Ameristar Casinos Inc.


2.   Date of Purchase:  4/19/2012


3.   Number of Securities Purchased:  N/A


4.   Dollar Amount of Purchase:  $82,400


5.   Price Per Unit:  $103.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  Wells Fargo Advisors


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Credit Agricole Securities USA Inc
Deutsche Bank Securities Inc
JP Morgan Securities
Merrill Lynch Pierce Fenner & Smith
US Bancorp Investments Inc














For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust -  AST High Yield
Portfolio (J.P. Morgan sleeve)

1.   Name of Issuer:     Anixter Inc


2.   Date of Purchase:  4/25/2012


3.   Number of Securities Purchased: N/A


4.   Dollar Amount of Purchase:  $200,000


5.   Price Per Unit:  $100.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:    Wells Fargo Advisors


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
BofA Merrill Lynch
J.P. Morgan
RBS
UBS Investment Bank






For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust -  AST J.P. Morgan
Strategic Opportunities Portfolio

1.   Name of Issuer:     Apache Corporation


2.   Date of Purchase:  4/3/2012


3.   Number of Securities Purchased:   N/A


4.   Dollar Amount of Purchase:  $37,871


5.   Price Per Unit:  $99.661


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:    Goldman Sachs and Company


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Citigroup
J.P.Morgan
HSBC
Morgan Stanley
BMO Capital Markets
Deutsche Bank Securities
Mitsubishi UFJ Securities
RBC Capital Markets
Merrill Lynch, Pierce, Fenner,
& Smith
RBS Securities
UBS Investment Bank
Wells Fargo Securities
ANZ Securities
Natixis
Scotiabank
Credit Agricole
Fifth Third Securities, Inc
Mizuho Securities
Societe Generale
Standard Chartered Bank
TD Securities





For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust -  AST J.P. Morgan
Strategic Opportunities Portfolio

1.   Name of Issuer:     Apache Corporation


2.   Date of Purchase:  4/3/2012


3.   Number of Securities Purchased:   N/A


4.   Dollar Amount of Purchase:  $64,821


5.   Price Per Unit:  $99.725


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:    Goldman Sachs and Company


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Citigroup
J.P.Morgan
HSBC
Morgan Stanley
BMO Capital Markets
Deutsche Bank Securities
Mitsubishi UFJ Securities
RBC Capital Markets
Merrill Lynch, Pierce, Fenner,
& Smith
RBS Securities
UBS Investment Bank
Wells Fargo Securities
ANZ Securities
Natixis
Scotiabank
Credit Agricole
Fifth Third Securities, Inc
Mizuho Securities
Societe Generale
Standard Chartered Bank
TD Securities





For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust -  AST J.P. Morgan
Strategic Opportunities Portfolio

1.   Name of Issuer:     Apache Corporation


2.   Date of Purchase:  4/3/2012


3.   Number of Securities Purchased:   N/A


4.   Dollar Amount of Purchase:  $578,405


5.   Price Per Unit:  $99.725


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:    Goldman Sachs and Company


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Citigroup
J.P.Morgan
HSBC
Morgan Stanley
BMO Capital Markets
Deutsche Bank Securities
Mitsubishi UFJ Securities
RBC Capital Markets
Merrill Lynch, Pierce, Fenner,
& Smith
RBS Securities
UBS Investment Bank
Wells Fargo Securities
ANZ Securities
Natixis
Scotiabank
Credit Agricole
Fifth Third Securities, Inc
Mizuho Securities
Societe Generale
Standard Chartered Bank
TD Securities





For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST J.P. Morgan
Strategic Opportunities Portfolio

1.   Name of Issuer:     Autozone Inc


2.   Date of Purchase:  4/17/2012


3.   Number of Securities Purchased:  N.A


4.   Dollar Amount of Purchase:  $669,893


5.   Price Per Unit:  $99.984


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:   Wells Fargo Advisors


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
JP Morgan Securities LLC
US Bancorp Investments, Inc
Barclays Capital Inc.
Merrill Lynch, Pierce, Fenner & Smith Inc.
SunTrust Robinson Humphrey, Inc
Deutsche Bank Securities Inc
Fifth Third Securities, Inc
KeyBanc Capital Markets Inc
Mitsubishi UFJ Securities (USA), Inc
Mizuho Securities USA Inc.
Morgan Keegan & Company, Inc
PNC Capital Markets LLC









For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST High Yield
Portfolio (J.P. Morgan sleeve)

1.   Name of Issuer:     Everest Acquisition LLC and Everest
Acquisition Finance Inc


2.   Date of Purchase:  4/10/2012


3.   Number of Securities Purchased:  N/A


4.   Dollar Amount of Purchase:  $397,000


5.   Price Per Unit:  $100.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  Citigroup Global Markets


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
BMO Capital Markets Corp
Credit Suisse
Deutsche Bank Securities Inc
JP Morgan
Nomura Securities International
RBC Capital Markets
UBS Securities LLC
Apollo Global Management LLC













For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST High Yield
Portfolio (J.P. Morgan sleeve)

1.   Name of Issuer:     Everest Acquisition LLC and Everest
Acquisition Finance Inc


2.   Date of Purchase:  4/10/2012


3.   Number of Securities Purchased:  N/A


4.   Dollar Amount of Purchase:  $1,333,000


5.   Price Per Unit:  $100.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  Citigroup Global Markets


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
BMO Capital Markets Corp
Credit Suisse
Deutsche Bank Securities Inc
JP Morgan
Nomura Securities International
RBC Capital Markets
UBS Securities LLC
Apollo Global Management LLC









For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust -  AST High Yield
Portfolio (J.P. Morgan sleeve); AST J.P. Morgan Strategic
Opportunities Portfolio

1.   Name of Issuer:     HD Supply Inc


2.   Date of Purchase:  4/5/2012


3.   Number of Securities Purchased:  N/A


4.   Dollar Amount of Purchase:  AST High Yield Portfolio
(J.P. Morgan sleeve):  $815,000; AST J.P. Morgan Strategic
Opportunities Portfolio:  $75,000


5.   Price Per Unit:  $100.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  BofA Merrill Lynch


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Barclays Capital
Credit Suisse
Deutsche Bank Securities Inc
Goldman Sachs & Co
JP Morgan
UBS Securities LLC
Wells Fargo Securities LLC
BB&T Capital Markets











For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust -  AST High Yield
Portfolio (J.P. Morgan sleeve); AST J.P. Morgan Strategic
Opportunities Portfolio

1.   Name of Issuer:     Laredo Petroleum


2.   Date of Purchase:  4/24/2012


3.   Number of Securities Purchased:  N/A


4.   Dollar Amount of Purchase:  AST High Yield Portfolio
(J.P. Morgan sleeve):  $510,000; AST J.P. Morgan Strategic
Opportunities Portfolio:  $60,000


5.   Price Per Unit:  $100.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:   BofA Merrill Lynch


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Goldman, Sachs & Co
JP Morgan Securities
Wells Fargo Securities LLC
BMO Capital Markets Corp
Banco Bilbao Vizcaya Argentaria SA
BB&T Capital Markets
Bosc Inc











For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust -  AST J.P. Morgan
Strategic Opportunities Portfolio

1.   Name of Issuer:     Lowe's Companies


2.   Date of Purchase:  4/16/2012


3.   Number of Securities Purchased:  N/A


4.   Dollar Amount of Purchase:  $284,880


5.   Price Per Unit:  $99.958


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:   Wells Fargo Advisors


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Goldman, Sachs & Co
US Bancorp
J.P.Morgan
BofA Merrill Lynch
SunTrust
Robinson Humphrey
BB&T Capital Markets
BMO Capital Markets
PNC Capital Markets LLC
RBS
ANZ Securities
BNY Mellon Capital Markets, LLC
The Williams Capital Group, L.P
C.L. King & Associates
CastleOak Securities, L.P.




For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust -  AST J.P. Morgan
Strategic Opportunities Portfolio

1.   Name of Issuer:     Lowe's Companies


2.   Date of Purchase:  4/16/2012


3.   Number of Securities Purchased:  N/A


4.   Dollar Amount of Purchase:  $881,318


5.   Price Per Unit:  $99.584


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:   Wells Fargo Advisors


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Goldman, Sachs & Co
US Bancorp
J.P.Morgan
BofA Merrill Lynch
SunTrust
Robinson Humphrey
BB&T Capital Markets
BMO Capital Markets
PNC Capital Markets LLC
RBS
ANZ Securities
BNY Mellon Capital Markets, LLC
The Williams Capital Group, L.P
C.L. King & Associates
CastleOak Securities, L.P.






For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust -  AST J.P. Morgan
Strategic Opportunities Portfolio

1.   Name of Issuer:     Molson Coors Brewing Co


2.   Date of Purchase:  4/26/2012


3.   Number of Securities Purchased:  N/A


4.   Dollar Amount of Purchase:  $449,168


5.   Price Per Unit:  $99.815


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:    Morgan Stanley and Company


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Deutsche Bank Securities
J.P.Morgan
Barclays
Wells Fargo Securities
BofA Merrill Lynch
UBS Investment Bank
BMO Capital Markets
Mitsubishi UFJ Securities
Rabo Securities
TD Securities











For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust -  AST High Yield
Portfolio (J.P. Morgan sleeve)

1.   Name of Issuer:     New Gold Inc


2.   Date of Purchase:  4/2/2012


3.   Number of Securities Purchased:  N/A


4.   Dollar Amount of Purchase:  $240,000


5.   Price Per Unit:  $100.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:   RBC Capital Markets


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
JP Morgan Securities
Scotia Capital USA Inc
UniCredit Capital Markets Inc



















For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST J.P. Morgan
Strategic Opportunities Portfolio

1.   Name of Issuer:     Pacific Gas & Electric


2.   Date of Purchase:  4/11/2012


3.   Number of Securities Purchased:  N/A


4.   Dollar Amount of Purchase:  $638,732


5.   Price Per Unit:  $99.491


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:   Wells Fargo Advisors


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Goldman, Sachs & Co
J.P.Morgan
Loop Capital Markets
BNY Mellon Capital Markets LLC
RBC Capital Markets
MFR Securities, Inc
Mischler Financial Group, Inc.














For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST J.P. Morgan
Strategic Opportunities Portfolio

1.   Name of Issuer:     Samsung Electronics America Inc


2.   Date of Purchase:  4/2/2012


3.   Number of Securities Purchased:  N/A


4.   Dollar Amount of Purchase:  $1,384,913


5.   Price Per Unit:  $99.634


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  Citigroup Global Markets


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Goldman Sachs International
JP Morgan Securities
Merrill Lynch Securities
Samsung Securities Co Ltd














For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust -  AST High Yield
Portfolio (J.P. Morgan sleeve)

1.   Name of Issuer:     Sandridge Energy Inc


2.   Date of Purchase:  4/2/2012


3.   Number of Securities Purchased:  N/A


4.   Dollar Amount of Purchase:  $275,000


5.   Price Per Unit:  $100.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:   BofA Merrill Lynch


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
SunTrust Robinson Humphrey
Barclays Capital
Citigroup Global Markets Inc
Credit Agricole Securities USA Inc
Credit Suisse Securities USA LLC
Deutsche Bank Securities Inc
JP Morgan Securities
Mitsubishi UFJ Securities USA Inc












For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust -  AST High Yield
Portfolio (J.P. Morgan sleeve)

1.   Name of Issuer:     Telesat Canada

2.   Date of Purchase:  4/30/2012


3.   Number of Securities Purchased:  N/A


4.   Dollar Amount of Purchase:  $980,000


5.   Price Per Unit:  $100.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:   Credit Suisse Securities


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
JP Morgan
Morgan Stanley
BMO Capital Markets Corp
CIBC
ING Capital LLC
RBC Capital Markets
TD Securities
UBS Investment Bank/US


For the semi-annual period ended 06/30/12
File number 811-05186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust -  AST J.P. Morgan
Strategic Opportunities Portfolio

1.   Name of Issuer:     The Hartford Financial Services
Group, Inc


2.   Date of Purchase:  4/2/2012


3.   Number of Securities Purchased:  N/A


4.   Dollar Amount of Purchase:  $377,933


5.   Price Per Unit:  $99.456


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased:  Goldman Sachs and Company


7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS
Citigroup
BofA Merrill Lynch
Barclays
Deutsche Bank Securities
J.P.Morgan
Credit Suisse
UBS Investment Bank
US Bancorp
Wells Fargo Securities
BB&T Capital Markets
BNY Mellon Capital Markets LLC
Lloyds Securities
PNC Capital Markets LLC
RBS
SMBC Nikko
The Williams Capital Group, L.P.